[THE RESERVE FUNDS(R) LOGO]

FOUNDERS OF
"THE WORLD'S FIRST MONEY-MARKET FUND"(R)
EST. 1970


PRIMARY FUND

U.S. GOVERNMENT FUND

U.S. TREASURY FUND

OF THE RESERVE FUND TRUST



PROSPECTUS
SEPTEMBER 2, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

TABLE OF CONTENTS


     ABOUT THE FUNDS
     Investment Objectives                                                    2
     Principal Strategies                                                     2
     Principal Risks                                                          3
     Performance                                                              5
     Fees & Expenses                                                          7
     Fund Management                                                         11

     YOUR ACCOUNT
     How to Buy Shares                                                       12
     How to Sell Shares                                                      15

     ACCOUNT SERVICES                                                        19

     DIVIDENDS & TAXES                                                       21

     FINANCIAL HIGHLIGHTS                                                    23


QUESTIONS?

Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds.(R)

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (telephone)
212-401-5930 (facsimile)
customerservice@reservefunds.com
or visit our web site at www.reservefunds.com

IT PAYS TO KEEP MONEY IN RESERVE(R)

ABOUT THE FUNDS

                              INVESTMENT OBJECTIVES

The investment objective of the Primary Fund, U.S. Government Fund and U.S. Treasury Fund (together the "Funds") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

                              PRINCIPAL STRATEGIES

The Funds are designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities. Each Fund invests only in SHORT-TERM SECURITIES and seeks to maintain a stable $1.00 share price.

          - SHORT-TERM SECURITIES - securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Funds monitors a range of economic and financial factors. Based on this analysis, the assets of the Funds are invested in a mix of U.S. dollar denominated MONEY-MARKET SECURITIES that are intended to provide as high a yield as possible without violating each Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of each Fund's securities portfolio will not be more than 90 days. To further minimize investment risks, the Funds do not invest in commercial paper.

          - MONEY MARKET SECURITIES - short-term securities that conform to the credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

PRIMARY FUND. The Primary Fund seeks to attain its objective by investing in U.S. GOVERNMENT SECURITIES, deposit-type obligations of domestic and foreign banks, instruments of comparable quality as determined by the Board of Trustees and instruments fully collateralized by such obligations.

          - U.S. GOVERNMENT SECURITIES - securities issued by the government of the United States, its agencies and instrumentalities.

The Primary Fund will principally invest in obligations of U.S. banking institutions who are members of the Federal Deposit Insurance Corporation (FDIC) and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks (EURODOLLAR OBLIGATIONS and YANKEEDOLLAR OBLIGATIONS) located in major industrialized nations in Western Europe, and other countries such as Australia and Canada, which banks have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. The Primary Fund may invest more than 25% of its assets in bank obligations.

          - EURODOLLAR OBLIGATIONS - dollar denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.
          - YANKEEDOLLAR OBLIGATIONS - dollar denominated obligations issued by U.S. branches or subsidiaries of foreign banks.

The Primary Fund may also invest in municipal obligations. Municipal obligations include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

U.S. GOVERNMENT FUND. The U.S. Government Fund seeks to attain its objective by investing exclusively in U.S. government securities and REPURCHASE AGREEMENTS supported by such investments.

          - REPURCHASE AGREEMENTS (REPOS) - Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

U.S. TREASURY FUND. The U.S. Treasury Fund seeks to attain its objective by investing exclusively in securities backed by the FULL FAITH AND CREDIT of the U.S. government which provide interest income exempt from state and local personal income taxes in most states. Typically, the Fund's assets will be invested in U.S. Treasury securities.

          - FULL FAITH AND CREDIT - The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

REPURCHASE AGREEMENTS. Each of the Funds may invest in repurchase agreements but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. The U.S. Treasury Fund will further limit its investment in repurchase agreements to 5% of its total net assets, except for temporary or emergency purposes, and to those whose underlying obligations are backed by the full faith and credit of the United States. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

                                 PRINCIPAL RISKS

The Funds are money-market mutual funds that seek to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government, FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Each Fund has maintained a constant share price since inception, and will strive to continue to do so.

The value of each Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on a Fund's portfolio and therefore the Fund's yield:

     - INTEREST RATE RISK. Most of the Funds' performance depends on interest rates, and when interest rates fall, the Funds' yields will typically fall as well. When interest rates go up, the value of an investment in debt securities generally goes down. When interest rates are rising, the value of long term debt securities generally goes down more than the value of the short term securities in which the Funds invest. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned.

     - CREDIT QUALITY RISK. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security, can cause the value of a money-market security to decrease.

     - RISK/RETURNS. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

     - BANKING INDUSTRY RISKS. The Primary Fund is also subject to the risk associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

The Funds are also subject to the risks associated with the types of securities held:

     - REPURCHASE AGREEMENTS. In the event of a default of a repurchase agreement counterparty, a Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

     - FOREIGN SECURITIES. Eurodollar and Yankeedollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, higher transaction costs, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

     - MUNICIPAL SECURITIES. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

PORTFOLIO HOLDINGS. The Funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information.

SUITABILITY. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Fund is not intended to be a balanced investment program. It is intended to provide professional management for your cash and a convenient way to gain interest income as part of a diversified portfolio.

                                   PERFORMANCE

The bar charts and tables below provide an indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The bar charts show each Fund's annual total returns for Class R shares for each of the last 10 calendar years. Past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART]

                     Total Return for Primary Fund - Class R


1994    3.49%
1995    5.27%
1996    4.67%
1997    4.87%
1998    4.81%
1999    4.42%
2000    5.70%
2001    3.41%
2002    0.93%
2003    0.23%


                        CALENDAR YEARS ENDED DECEMBER 31


During the periods shown above, the highest quarterly return was 1.44% for the quarter ended September 30, 2000 and the lowest quarterly return was 0.02% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.05%.


                                                                    TEN YEARS OR
     AVERAGE ANNUAL TOTAL RETURNS AS OF                                SINCE
     DECEMBER 31, 2003*                    ONE YEAR   FIVE YEARS     INCEPTION
     ----------------------------------    --------   ----------    ------------
         Primary Fund - Class TT#            0.62%         --          1.86%**
         Primary Fund - Class R              0.23%       2.94%         3.78%
         Primary Fund - Class 75             0.47%         --          1.69%**
         Primary Fund - Class 45             0.78%         --          2.04%**
         Primary Fund - Class 25             0.98%         --          2.27%**
         Primary Fund - Class 15             1.08%         --          2.40%+
         Primary Fund - Class 8              1.15%         --          2.48%++


     * No performance is provided for Classes 12, 20, 70 and 95 since, as of the date of this Prospectus, those classes did not have a calendar year of operation.
     **  Inception date is May 29, 2001
     +   Inception date is July 30, 2001
     ++  Inception date is July 27, 2001
     #   The Treasurer's Trust Class is referred to as "Class TT."

[CHART]

                 Total Return for U.S. Government Fund - Class R


1994    3.42%
1995    5.18%
1996    4.60%
1997    4.76%
1998    4.69%
1999    4.22%
2000    5.57%
2001    2.98%
2002    0.71%
2003    0.18%


                        CALENDAR YEARS ENDED DECEMBER 31


During the periods shown above, the highest quarterly return was 1.41% for the quarter ended September 30, 2000 and the lowest quarterly return was 0.02% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.04%.


                                                                   TEN YEARS OR
     AVERAGE ANNUAL TOTAL RETURNS AS OF                               SINCE
     DECEMBER 31, 2003*                    ONE YEAR   FIVE YEARS    INCEPTION
     ----------------------------------    --------   ----------   ------------
       U.S. Government Fund - Class TT       0.57%         --         1.58%**
       U.S. Government Fund - Class R        0.18%       2.73%        3.63%
       U.S. Government Fund - Class 45       0.72%         --         1.74%**
       U.S. Government Fund - Class 25       0.92%         --         1.98%**
       U.S. Government Fund - Class 15       1.03%         --         1.05%+
       U.S. Government Fund - Class 8        1.10%         --         1.29%++


     * No performance is provided for Classes 12, 20, 35, 70, 75 and 95 since, as of the date of this Prospectus, those classes did not have a calendar year of operation.
     **  Inception date is May 29, 2001
     +   Inception date is November 18, 2002
     ++  Inception date is June 7, 2002

[CHART]

                  Total Return for U.S. Treasury Fund - Class R


1994    3.68%
1995    4.96%
1996    4.53%
1997    4.60%
1998    4.52%
1999    4.02%
2000    5.16%
2001    3.12%
2002    0.72%
2003    0.15%


                        CALENDAR YEARS ENDED DECEMBER 31


During the periods shown above, the highest quarterly return was 1.33% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.02% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.04%.

                                                                   TEN YEARS OR
     AVERAGE ANNUAL TOTAL RETURNS AS OF                                SINCE
     DECEMBER 31, 2003*                    ONE YEAR   FIVE YEARS    INCEPTION
     ----------------------------------    --------   ----------   -------------
       U.S. Treasury Fund - Class TT         0.50%         --         1.63%**
       U.S. Treasury Fund - Class R          0.15%       2.63%        3.55%
       U.S. Treasury Fund - Class 8          1.03%         --         1.27%+


     * No performance is provided for Classes 12, 15, 20, 25, 35, 45, 70, 75, and 95 since, as of the date of this Prospectus, those classes did not have a calendar year of operation.
     **  Inception date is May 29, 2001
     +   Inception date is June 7, 2002

          For the Funds' current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

                                 FEES & EXPENSES

Each Fund offers several different classes of shares with different minimum investment requirements and different services. Classes 8, 12, 15, 20, 25, 35 and 45, which are designed for institutional investors, have higher minimum investments and fewer services than Classes 70, 75, 95, R and TT, which are designed for individual investors. Some classes are available only through certain financial intermediaries.

You may pay the fees and expenses, described in the table below, if you buy and hold the indicated classes of Fund shares. The Funds are no-load funds, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund.

                                  PRIMARY FUND


                                            CLASS TT    CLASS R     CLASS 95    CLASS 75    CLASS 70    CLASS 45
                                            --------    --------    --------    --------    --------    --------
SHAREHOLDER FEES*
(Fees paid directly from your investment)
   Shareholder Transaction Fees*                None        None        None        None        None        None
   Redemption Fees*                             None        None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund
assets)
   Management Fee**                             0.60%       0.80%       0.75%       0.55%       0.50%       0.45%
   Distribution and Service (12b-1)
   Fee                                          None        0.20%       0.20%       0.20%       0.20%       None
   Other Expenses+                              0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
                                            --------    --------    --------    --------    --------    --------
Total Annual Fund Operating
Expenses++                                      0.60%       1.00%       0.95%       0.75%       0.70%       0.45%
                                            ========    ========    ========    ========    ========    ========

                                            CLASS 35    CLASS 25    CLASS 20    CLASS 15    CLASS 12    CLASS 8
                                            --------    --------    --------    --------    --------    --------
SHAREHOLDER FEES*
(Fees paid directly from your investment)
   Shareholder Transaction Fees*                None        None        None        None        None        None
   Redemption Fees*                             None        None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund
assets)
   Management Fee**                             0.35%       0.25%       0.20%       0.15%       0.12%       0.08%
   Distribution and Service (12b-1)
   Fee                                          None        None        None        None        None        None
   Other Expenses+                              0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
                                            --------    --------    --------    --------    --------    --------
Total Annual Fund Operating
Expenses++                                      0.35%       0.25%       0.20%       0.15%       0.12%       0.08%
                                            ========    ========    ========    ========    ========    ========


                              U.S. GOVERNMENT FUND


                                            CLASS TT    CLASS R     CLASS 45    CLASS 25    CLASS 15
                                            --------    --------    --------    --------    --------
SHAREHOLDER FEES*
(Fees paid directly from your investment)
   Shareholder Transaction Fees*                None        None        None        None        None
   Redemption Fees*                             None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund
assets)
   Management Fee**                             0.60%       0.80%       0.45%       0.25%       0.15%
   Distribution and Service (12b-1)
   Fee                                          None        0.20%       None        None        None
   Other Expenses+                              0.00%       0.00%       0.00%       0.00%       0.00%
                                            --------    --------    --------    --------    --------
Total Annual Fund Operating
Expenses++                                      0.60%       1.00%       0.45%       0.25%       0.15%
                                            ========    ========    ========    ========    ========


                                            CLASS 12    CLASS 8
                                            --------    --------
SHAREHOLDER FEES*
(Fees paid directly from your investment)
   Shareholder Transaction Fees*                None        None
   Redemption Fees*                             None        None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund
assets)
   Management Fee**                             0.12%       0.08%
   Distribution and Service (12b-1)
   Fee                                          None        None
   Other Expenses+                              0.00%       0.00%
                                            --------    --------
Total Annual Fund Operating
Expenses++                                      0.12%       0.08%
                                            ========    ========

                               U.S. TREASURY FUND


                                            CLASS TT    CLASS R     CLASS 45    CLASS 25    CLASS 12    CLASS 8
                                            --------    --------    --------    --------    --------    --------
SHAREHOLDER FEES*
(Fees paid directly from your investment)
   Shareholder Transaction Fees*                None        None        None        None        None        None
   Redemption Fees*                             None        None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund
assets)
   Management Fee**                             0.60%       0.80%       0.45%       0.25%       0.12%       0.08%
   Distribution and Service (12b-1)
   Fee                                          None        0.20%       None        None        None        None
   Other Expenses+                              0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
                                            --------    --------    --------    --------    --------    --------
Total Annual Fund Operating
Expenses++                                      0.60%       1.00%       0.45%       0.25%       0.12%       0.08%
                                            ========    ========    ========    ========    ========    ========


----------
* The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly "Low Balance Fee" (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Classes 8, 12, 15, 20, 25, 35 and 45 or less than $1,000 for Classes TT, R, 70, 75 and 95, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, "stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

** The Fund pays a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. For the fiscal year ended May 31, 2004, the investment adviser reimbursed the Fund 0.01% of average daily net assets for Primary Fund Class R, 0.02% of average daily net assets for U.S. Government Fund Class R and 0.11% of average daily net assets for U. S. Treasury Fund Class R, after which the management fees were 0.79%, 0.78% and 0.69% respectively.

+ Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. It is estimated that these fees will be less than 0.005% for each Fund.

++ After the expense waiver, the Total Annual Fund Operating Expenses for Class R shares of Primary Fund, U.S. Government Fund and U.S. Treasury Fund were 0.99%, 0.98% and 0.89% respectively for the fiscal year ended May 31, 2004.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


PRIMARY FUND             ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
                       ------------   ------------   ------------   ------------
     Class TT          $         63   $        197   $        344   $        769
     Class R           $        105   $        328   $        568   $      1,258
     Class 95          $        100   $        311   $        540   $      1,198
     Class 75          $         79   $        246   $        428   $        955
     Class 70          $         74   $        230   $        400   $        893
     Class 45          $         47   $        148   $        259   $        581
     Class 35          $         37   $        115   $        202   $        454
     Class 25          $         26   $         83   $        144   $        326
     Class 20          $         21   $         66   $        116   $        262
     Class 15          $         16   $         50   $         87   $        197
     Class 12          $         13   $         40   $         69   $        158
     Class 8           $          8   $         26   $         46   $        105


U.S. GOVERNMENT FUND     ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
                       ------------   ------------   ------------   ------------
     Class TT          $         63   $        197   $        344   $        769
     Class R           $        105   $        328   $        568   $      1,258
     Class 45          $         47   $        148   $        259   $        581
     Class 25          $         26   $         83   $        144   $        326
     Class 15          $         16   $         50   $         87   $        197
     Class 12          $         13   $         40   $         69   $        158
     Class 8           $          8   $         26   $         46   $        105


U.S. TREASURY FUND       ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
                       ------------   ------------   ------------   ------------
     Class TT          $         63   $        197   $        344   $        769
     Class R           $        105   $        328   $        568   $      1,258
     Class 45          $         47   $        148   $        259   $        581
     Class 25          $         26   $         83   $        144   $        326
     Class 12          $         13   $         40   $         69   $        158
     Class 8           $          8   $         26   $         46   $        105

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. The Investment Adviser For The Reserve Funds is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of July 30, 2004, RMCI had over $32.3 billion in assets under management. RMCI manages each Fund, subject to policies adopted by the Trustees, under the terms of an Investment Management Agreement with the Trust, on behalf of each Fund. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to each Fund, including transfer agent services. For its services each Fund pays RMCI a comprehensive management fee at an annual rate, based on the average daily net assets of each outstanding class of the Fund's shares, according to the following schedule:


      TT      R     95    75     70     45     35     25     20     15     12      8
     ----   ----   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
     0.60%  0.80%  0.75% 0.55%  0.50%  0.45%  0.35%  0.25%  0.20%  0.15%  0.12%  0.08%


THE DISTRIBUTOR. The Funds' distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of RMCI. The Trust, on behalf of the Funds, has adopted a Rule 12b-1 Distribution Plan (the "Plan"), in respect to Classes R, 70, 75 and 95, which allows each of those classes of each Fund to pay fees for the sale and distribution of its shares. The distribution fee is 0.20% per year of each Class's average net assets. Since this fee is paid out of the respective class's assets on an on-going basis, over time this fee will increase the cost of your investment in those classes and may cost you more than paying other types of sales charges.

YOUR ACCOUNT

                                HOW TO BUY SHARES

SHARE CLASSES. Presently, the Primary Fund offers twelve share classes, the U.S. Government Fund offers seven share classes and the U.S. Treasury Fund offers six share classes. Classes 8, 12, 15, 20, 25, 35 and 45 are designed for institutional investors and Classes 70, 75 95, R and TT are designed for individual investors. You will need to decide on a share class to purchase before making your initial investment. Some classes are available only through certain financial intermediaries.

ACCOUNT OWNERSHIP. You will also need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered jointly in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Funds will not be responsible for actions taken by either party with respect to this type of account.

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is the Fund's net asset value (NAV) per share for that class of shares. The net asset value per share is calculated by taking the total value of assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding. Each Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses. The Funds intend to distribute all income daily to maintain a constant share price of $1.00 for each class of Fund shares.

Each Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests. The cut-off time is 5:00 p.m. Eastern time for the Primary Fund and the U.S. Government Fund and 2:00 p.m. Eastern time for the U.S. Treasury Fund. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next net asset value calculated after your order is received by the Funds or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds' distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating a Fund's NAV.

MINIMUM INVESTMENTS. Different classes of the Funds are subject to a different minimum initial investment and minimum subsequent investment. The investment minimums may be reduced or waived in certain circumstances and may be changed by a Fund at any time. The same minimums apply to the same share classes of each Fund. The minimum initial investment for each class is:


                  SHARE CLASS                  INITIAL MINIMUM
                  -----------                  ---------------
                   Class 8                       $ 50 million
                   Class 12                      $ 35 million
                   Class 15                      $ 20 million
                   Class 20                      $ 15 million
                   Class 25                      $ 10 million
                   Class 35                      $  7 million
                   Class 45                      $  5 million
                   Class 70                      $  2 million
                   Class 75                      $  1 million
                   Class 95                      $     50,000
                   Class R                               None*
                   Class TT                              None*


                  ----------
                  * $1,000 for an IRA

The minimum subsequent investment for each class is:


                  SHARE CLASS                SUBSEQUENT MINIMUM
                  -----------                ------------------
                   Class 8                      $   5 million
                   Class 12                     $ 2.5 million
                   Class 15                     $   1 million
                   Class 20                     $     500,000
                   Class 25                              None
                   Class 35                              None
                   Class 45                              None
                   Class 70                              None
                   Class 75                              None
                   Class 95                              None
                   Class R                               None*
                   Class TT                              None*


                  ----------
                  * $250 for an IRA

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, Reserve will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Fund, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Call the Reserve Funds at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange shares of the Funds for shares of the same Class of other Reserve money market funds or their affiliated Hallmark equity funds. Any new account established through an exchange will have the same privileges as the original account (provided they are available). You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds, except that certain Hallmark equity funds may be subject to an Early Redemption Fee on exchanges of shares held for 15 days or less before the exchange. The Funds may change or discontinue the exchange privilege at any time.

RESERVE AUTOMATIC ASSET-BUILDER PLAN.(SM) You may make automatic purchases of Class TT, Class R, Class 70, Class 75 and Class 95 shares of a Fund by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve Fund at

800-637-1700 or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an application.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Funds reserve the right to refuse any purchase or exchange request for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on each day that the Funds' NAV is calculated. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Shares will be redeemed at the next net asset value determined after a proper redemption request, by telephone or in writing, is received by a Fund. Redemption requests received after the cut-off time for the calculation of a Fund's net asset value on any day will be redeemed at the net asset value calculated on the next business day.

Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The Funds may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. A wire redemption fee may be charged according to the following schedule. Service fees may be waived under certain conditions.


             CLASS                 FEE         ON AMOUNTS LESS THAN
             --------------       -----        --------------------
             Class 8              $  10            $ 1 million

             Class 12             $  10            $   750,000

             Class 15             $ 100            $   500,000

             Class 20             $ 100            $   100,000

             Class 25             $ 100            $   100,000

             Class 35             $ 100            $   100,000

             Class 45             $ 100            $   100,000

             Class 70             $ 100            $   100,000

             Class 75             $  10            $    10,000

             Class 95             $ 100            $   100,000

             Class R              $  10            $    10,000

             Class TT             $ 100            $   100,000


THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR MAILED FUNDS. THE FUND'S NAV IS NOT CALCULATED AND REDEMPTION REQUESTS ARE NOT ACCEPTED
                     ON DAYS THE FEDERAL RESERVE IS CLOSED.

TELEPHONE REQUESTS. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling the Funds at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Funds, send a written request to the Funds with a signature guarantee. The Funds reserve the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in an Individual Retirement Account (IRA), please call the Funds for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -  the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their Fund shares for shares of the same Class in other Reserve or Hallmark funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to read the current Prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve/Hallmark family of funds, except that shares of certain Hallmark equity funds may be subject to an Early Redemption Fee if they are exchanged within 15 days after they were acquired. The Funds may change or discontinue the exchange privilege at any time.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your account, other than an IRA, has an average monthly account balance of less than $100,000 for Classes 8, 12, 15, 20, 25, 35, 45, 70 and 75,
less than $10,000
for Class 95 or less than $1,000 for Class R, and there has been no shareholder activity in the account for the past 12 months, the Funds may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts.

                       FREQUENT PURCHASES AND REDEMPTIONS

Purchases or sales of shares of the Funds, and exchanges between funds in the Reserve and Hallmark family of funds, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm a Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to the Fund. The Funds may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. In addition, the Trustees of the Reserve/Hallmark family of funds have adopted an Early Redemption Fee of 2.0% for certain Hallmark equity funds on redemptions or exchanges of shares that have been held for 15 days or less at the time of the redemption or exchange. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Funds' intention to do so.

ACCOUNT SERVICES

                              SHAREHOLDER SERVICES

The Funds offer a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our website at www.reservefunds.com. Applications for some of these services are also available on our website in the "Form Library" of the "Literature Center."

THE FOLLOWING SERVICES ARE AVAILABLE ONLY TO INVESTORS IN THE FUNDS' RETAIL SHARE CLASSES, CLASS 70, CLASS 75, CLASS 95, CLASS R AND CLASS TT:

RESERVE AUTOMATIC ASSET-BUILDER PLAN.(SM) The Asset Builder Plan enables you may make automatic share purchases by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account.

RESERVE AUTOMATIC TRANSFER PLAN.(SM) With the Automatic Transfer Plan, you may free make automatic transfers from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate. You may choose to have dividends or distributions transferred to your designated account on a monthly basis or to have a specific dollar amount transferred to your designated account on a monthly, quarterly or annual basis. There is a $25 for these transfers. You may also have amounts transferred to your designated account from telephone redemptions of $100 and over. To be eligible for these services, you must have an account with a balance of at least $5,000, and submit an Automatic Transfer Plan application to the Fund.

RESERVE CASH PERFORMANCE ACCOUNT.(SM) The Reserve Cash Performance Account (Reserve CPA(R)) offers a comprehensive package of services, including unlimited, no minimum checking, detailed monthly statements, and ATM access. A Visa Gold Check Card and the Reserve Airline Rewards Program are available for an annual fee. There is no monthly fee, but a $1,000 minimum is required to open a Reserve CPA account.

RESERVE CASH PERFORMANCE PLUS.(SM) The Reserve CPA "Plus"(R) (CPA+) offers all of the services included with the CPA account, plus a year-end summary statement and a free Visa Platinum Check Card. A cash rebate option or the Reserve Airline Rewards Program are available for an annual fee. There is a monthly fee of $5.00 and a $5,000 minimum is required to open a CPA+ account.

RESERVE eCHECKING.(R) Reserve eChecking is another way you can make redemptions from your account through check writing privileges. Reserve eChecking is an on-line bill payment service, which provides the ability pay bills and more with point-and-click-convenience. You will be charged a fee, currently $4.95 per month, for unlimited transactions.

RESERVE EASY ACCESS.(SM) Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions.

RESERVE ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an IRA account application.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss. The Funds may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

RESERVE eDELIVERY.(SM) The Funds now offer electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.reservefunds.com/eDelivery. You must provide a verifiable e-mail address to enroll. Reserve eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

SPECIAL SERVICES. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

DIVIDENDS & TAXES

                                    DIVIDENDS

On each day a Fund is open, the Fund declares dividends of all of its daily net investment income and net short-term capital gains, if any. Unless you have elected on the Account Application, or otherwise in writing, to receive cash dividends, all dividends, and capital gains distributions, if any, (together, "dividends") are paid in the form of additional shares credited to your account at the NAV per share on the day such dividends are paid. If you have elected to receive dividends in cash, you will be sent monthly checks for those amounts. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption.

                                      TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information regarding Federal taxes for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax adviser(s) with regard to the tax consequences of the purchase, ownership or redemption of Fund shares and for information regarding any state or local taxes.

The tax treatment of dividends, as described below, will be the same whether they are reinvested or taken in cash. Each Fund's dividends will generally be taxed as ordinary income, although a Fund may also distribute amounts taxable as capital gains. The tax character of each Fund's dividends will be detailed in an annual tax statement. Dividends will not be eligible for the recently enacted lower rate on "qualified dividend income" to the extent that they are derived from short-term capital gains or income on short-term debt instruments. The tax status of capital gains distributions is determined by how long the Fund held the securities sold and not by how long you have held your Fund shares.

If you redeem shares of a Fund, or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax.

If you are a foreign entity, a Fund's ordinary income dividends (which may include short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Each Fund is required to withhold Federal taxes on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or social security number to the Fund, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. A Fund may be fined for each account for which those numbers are not provided or are incorrect. If such a fine is imposed, the amount of the fine will be charged to the shareholder's account.

Dividends and interest received by the Primary Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid by the Primary Fund to shareholders.

The Funds intend to maintain their status as regulated investment companies for federal income tax purposes, so that the Funds will not be liable for federal income taxes on the amounts distributed to shareholders. However, it is possible that events could occur which could cause a Fund to incur some U.S. taxes.

FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

The Financial Highlights tables below are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). Financial information for Class 20, Class 35, Class 70, Class 75 and Class 95 of the U.S. Government Fund and for Class 15, Class 20, Class 35, Class 70, Class 75 and Class 95 of the U.S. Treasury Fund is not available because, as of May 31, 2004, those classes had not commenced operations. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available upon request by calling 800-637-1700.

PRIMARY FUND


                                                                                    CLASS R
                                                       -----------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
                                                       -----------------------------------------------------------------
                                                         2004           2003          2002          2001         2000
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at beginning of year                   $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       ---------     ---------     ---------     ---------     ---------
Net investment income                                     0.0011        0.0065        0.0187        0.0511        0.0492
Dividends from net investment
  income                                                 (0.0011)      (0.0065)      (0.0187)      (0.0511)      (0.0492)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at end of year                         $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       =========     =========     =========     =========     =========
Total Return                                                0.11%         0.65%         1.90%         5.29%         4.92%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)                      $ 6,067.2     $ 6,231.8     $ 6,462.0     $ 6,241.8     $ 4,355.9
Ratio of expenses to average
  net assets                                                1.00%(b)      1.00%         1.01%         1.00%         1.00%
Ratio of net investment income
  to average net assets                                     0.10%(b)      0.64%         1.86%         5.11%         4.74%

                                                       CLASS 95                           CLASS 75
                                                       ---------     ---------------------------------------------------
                                                       AUGUST 12,                                               MAY 29,
                                                         2003*                YEAR ENDED MAY 31,                 2001*
                                                       TO MAY 31,    -------------------------------------     TO MAY 31,
                                                         2004          2004          2003          2002          2001
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at beginning
  of period                                            $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       ---------     ---------     ---------     ---------     ---------
Net investment income                                     0.0009        0.0035        0.0090        0.0213        0.0003
Dividends from net investment
  income                                                 (0.0009)      (0.0035)      (0.0090)      (0.0213)      (0.0003)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at end of period                       $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       =========     =========     =========     =========     =========
Total Return                                                0.09%         0.35%         0.90%         2.16%         0.03%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (millions)                                           $    16.0     $     6.8     $    14.1     $    23.5     $    34.7
Ratio of expenses to average
  net assets                                                0.95%(a)      0.75%         0.75%         0.76%         0.75%(a)
Ratio of net investment income to
  average net assets                                        0.14%(a)      0.37%         0.95%         2.33%         3.97%(a)


----------
*   Commencement of operations.
(a) Annualized.

                                                       CLASS 70                        TREASURER'S TRUST
                                                       ---------     ----------------------------------------------------
                                                       AUGUST 12,                                                MAY 29,
                                                         2003*                YEAR ENDED MAY 31,                  2001*
                                                       TO MAY 31,    -------------------------------------      TO MAY 31,
                                                         2004          2004          2003          2002           2001
                                                       ---------     ---------     ---------     ---------      ---------
Net asset value at
  beginning of period                                  $  1.0000     $  1.0000     $  1.0000     $  1.0000      $  1.0000
                                                       ---------     ---------     ---------     ---------      ---------
Net investment income                                     0.0029        0.0050        0.0105        0.0228         0.0003
Dividends from net
  investment income                                      (0.0029)      (0.0050)      (0.0105)      (0.0228)       (0.0003)
                                                       ---------     ---------     ---------     ---------      ---------
Net asset value at
  end of period                                        $  1.0000     $  1.0000     $  1.0000     $  1.0000      $  1.0000
                                                       =========     =========     =========     =========      =========
Total Return                                                0.29%         0.50%         1.06%         2.32%          0.03%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (millions)                                           $    26.6     $   443.7     $   497.4     $   510.0      $   224.5
Ratio of expenses to
  average net assets                                        0.70%(a)      0.60%         0.60%         0.60%          0.60%(a)
Ratio of net investment
  income to average
  net assets                                                0.39%(a)      0.50%         1.04%         2.05%          4.12%(a)

                                                              CLASS 45                                   CLASS 35
                                         ---------------------------------------------------     ------------------------
                                                                                    MAY 29,        YEAR          JULY 1,
                                                   YEAR ENDED MAY 31,                2001*         ENDED          2002*
                                         -------------------------------------     TO MAY 31,     MAY 31,       TO MAY 31,
                                           2004          2003          2002          2001          2004           2003
                                         ---------     ---------     ---------     ---------     ---------      ---------
Net asset value at
  beginning of period                    $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000      $  1.0000
                                         ---------     ---------     ---------     ---------     ---------      ---------
Net investment income                       0.0065        0.0120        0.0243        0.0004        0.0050         0.0075
Dividends from net
  investment income                        (0.0065)      (0.0120)      (0.0243)      (0.0004)      (0.0050)       (0.0075)
                                         ---------     ---------     ---------     ---------     ---------      ---------
Net asset value at end
  of period                              $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000      $  1.0000
                                         =========     =========     =========     =========     =========      =========
Total Return                                  0.65%         1.21%         2.48%         0.04%         0.51%          0.76%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (millions)                             $    16.0     $    13.5     $    23.1     $     7.4     $     5.1      $      --
Ratio of expenses to
  average net assets                          0.45%         0.45%         0.45%         0.45%(a)      0.35%(a)+      0.35%(a)+
Ratio of net investment
  income to average
  net assets                                  0.65%         1.23%         2.13%         4.27%(a)      0.74%(a)+      1.45%(a)+


----------
*   Commencement of operations.
(a) Annualized.
+ The Class did not have assets as shown outstanding during the entire period indicated. Therefore, ratios were annualized based on the period that the class held assets and therefore was allocated income and expenses.

                                                                                          CLASS 25
                                                                     ---------------------------------------------------
                                                                                                                MAY 29,
                                                                               YEAR ENDED MAY 31,                2001*
                                                                     -------------------------------------     TO MAY 31,
                                                                       2004          2003          2002          2001
                                                                     ---------     ---------     ---------     ---------
Net asset value at beginning of period                               $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     ---------     ---------     ---------     ---------
Net investment income                                                   0.0085        0.0140        0.0263        0.0004
Dividends from net investment income                                   (0.0085)      (0.0140)      (0.0263)      (0.0004)
                                                                     ---------     ---------     ---------     ---------
Net asset value at end of period                                     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     =========     =========     =========     =========
Total Return                                                              0.86%         1.42%         2.69%         0.04%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                                  $ 1,348.4     $ 1,524.7     $ 2,113.4     $   442.0
Ratio of expenses to average net assets                                   0.25%         0.25%         0.25%         0.25%(a)
Ratio of net investment income to
  average net assets                                                      0.84%         1.41%         2.31%         4.47%(a)

                                                        CLASS 20                   CLASS 15                    CLASS 12
                                                      ------------   -------------------------------------     ---------
                                                      FEBRUARY 17,                                JULY 30,     JUNE 25,
                                                       2004* TO         YEAR ENDED MAY 31,         2001*       2003* TO
                                                        MAY 31,      -----------------------        TO          MAY 31,
                                                         2004          2004          2003          2002          2004
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at beginning
  of period                                            $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       ---------     ---------     ---------     ---------     ---------
Net investment income                                     0.0025        0.0095        0.0150        0.0205        0.0090
Dividends from net
  investment income                                      (0.0025)      (0.0095)      (0.0150)      (0.0205)      (0.0090)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at end of period                       $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       =========     =========     =========     =========     =========
Total Return                                                0.26%         0.96%         1.52%         2.08%         0.91%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (millions)                                    $      --     $   136.7     $   692.0     $    34.1     $   328.1
Ratio of expenses to
  average net assets                                        0.20%(a)      0.15%         0.15%         0.15%(a)      0.12%(a)
Ratio of net investment
  income to average net assets                              0.89%(a)      0.95%         1.30%         2.07%(a)      0.97%(a)


----------
*   Commencement of operations.
(a) Annualized.

                                                                                                  CLASS 8
                                                                                   -------------------------------------
                                                                                                               JULY 27,
                                                                                      YEAR ENDED MAY 31,       2001* TO
                                                                                   -----------------------      MAY 31,
                                                                                     2004          2003          2002
                                                                                   ---------     ---------     ---------
Net asset value at beginning of period                                             $  1.0000     $  1.0000     $  1.0000
                                                                                   ---------     ---------     ---------
Net investment income                                                                 0.0102        0.0157        0.0214
Dividends from net investment income                                                 (0.0102)      (0.0157)      (0.0214)
                                                                                   ---------     ---------     ---------
Net asset value at end of period                                                   $  1.0000     $  1.0000     $  1.0000
                                                                                   =========     =========     =========
Total Return                                                                            1.03%         1.59%         2.17%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                                                $11,262.8     $ 5,304.3     $ 2,818.3
Ratio of expenses to average net assets                                                 0.08%         0.08%         0.08%(a)
Ratio of net investment income to
  average net assets                                                                    1.02%         1.45%         2.25%(a)


U.S. GOVERNMENT FUND


                                                                                    CLASS R
                                                       -----------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                       -----------------------------------------------------------------
                                                         2004          2003          2002          2001          2000
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at
  beginning of year                                    $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       ---------     ---------     ---------     ---------     ---------
Net investment income                                     0.0010        0.0050        0.0149        0.0493        0.0471
Dividends from net investment
  income                                                 (0.0010)      (0.0050)      (0.0149)      (0.0493)      (0.0471)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at end of year                         $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       =========     =========     =========     =========     =========
Total Return                                                0.10%         0.50%         1.50%         5.12%         4.71%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)                      $   853.5     $   846.7     $   902.3     $   887.1     $   667.7
Ratio of expenses to average
  net assets                                                1.00%(b)      1.00%         1.01%         1.01%         1.00%
Ratio of net investment income to
  average net assets                                        0.08%(b)      0.50%         1.44%         4.93%         4.12%


----------
*   Commencement of operations.
(a) Annualized.

                                                                                      TREASURER'S TRUST
                                                                     ---------------------------------------------------
                                                                                                                MAY 29,
                                                                               YEAR ENDED MAY 31,              2001* TO
                                                                     -------------------------------------      MAY 31,
                                                                       2004          2003          2002          2001
                                                                     ---------     ---------     ---------     ---------
Net asset value at beginning of period                               $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     ---------     ---------     ---------     ---------
Net investment income                                                   0.0049        0.0090        0.0189        0.0003
Dividends from net investment income                                   (0.0049)      (0.0090)      (0.0189)      (0.0003)
                                                                     ---------     ---------     ---------     ---------
Net asset value at end of period                                     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     =========     =========     =========     =========
Total Return                                                              0.49%         0.91%         1.91%         0.03%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                                  $    19.3     $     6.5     $     4.0     $    15.6
Ratio of expenses to average net assets                                   0.60%         0.60%         0.60%         0.60%(a)
Ratio of net investment income to
  average net assets                                                      0.48%         0.83%         2.16%         3.47%(a)

                                                                                          CLASS 45
                                                                     ---------------------------------------------------
                                                                                                                MAY 29,
                                                                               YEAR ENDED MAY 31,              2001* TO
                                                                     -------------------------------------      MAY 31,
                                                                       2004          2003          2002          2001
                                                                     ---------     ---------     ---------     ---------
Net asset value at beginning of period                               $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     ---------     ---------     ---------     ---------
Net investment income                                                   0.0064        0.0105        0.0203        0.0003
Dividends from net investment income                                   (0.0064)      (0.0105)      (0.0203)      (0.0003)
                                                                     ---------     ---------     ---------     ---------
Net asset value at end of period                                     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     =========     =========     =========     =========
Total Return                                                              0.64%         1.06%         2.06%         0.03%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                                  $     0.0     $     5.8     $     0.4     $     4.4
Ratio of expenses to average
  net assets                                                              0.44%         0.45%         0.45%         0.45%(a)
Ratio of net investment income to
  average net assets                                                      0.66%         0.86%         2.73%         3.62%(a)


----------
*   Commencement of operations.
(a) Annualized.

                                                                                           CLASS 15
                                                                     ---------------------------------------------------
                                                                                                                MAY 29,
                                                                               YEAR ENDED MAY 31,              2001* TO
                                                                     -------------------------------------      MAY 31,
                                                                       2004          2003          2002          2001
                                                                     ---------     ---------     ---------     ---------
Net asset value at beginning of period                               $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     ---------     ---------     ---------     ---------
Net investment income                                                   0.0084        0.0125        0.0224        0.0003
Dividends from net investment income                                   (0.0084)      (0.0125)      (0.0224)      (0.0003)
                                                                     ---------     ---------     ---------     ---------
Net asset value at end of period                                     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     =========     =========     =========     =========
Total Return                                                              0.84%         1.27%         2.28%         0.03%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                                  $    66.0     $    50.1     $    90.7     $     3.8
Ratio of expenses to average net assets                                   0.25%         0.25%         0.25%         0.25%(a)
Ratio of net investment income to
  average net assets                                                      0.83%         1.28%         1.71%         3.82%(a)

                                                               CLASS 15             CLASS 12             CLASS 8
                                                       -------------------------  ------------   -----------------------
                                                         YEAR       NOVEMBER 18,  FEBRUARY 24,     YEAR         JUNE 7,
                                                         ENDED       2002* TO      2004* TO        ENDED       2002* TO
                                                        MAY 31,       MAY 31,       MAY 31,       MAY 31,       MAY 31,
                                                         2004          2003          2004          2004          2003
                                                       ---------    ------------  ------------   ---------     ---------
Net asset value at
  beginning of period                                  $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       ---------     ---------     ---------     ---------     ---------
Net investment income                                     0.0094        0.0061        0.0025        0.0101        0.0142
Dividends from net
  investment income                                      (0.0094)      (0.0061)      (0.0025)      (0.0101)      (0.0142)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at
  end of period                                        $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       =========     =========     =========     =========     =========
Total Return                                                0.94%         0.61%         0.25%         1.01%         1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (millions)                                    $     0.1     $     0.1     $     1.0     $   283.5     $    49.1
Ratio of expenses to
  average net assets                                        0.15%         0.15%(a)      0.13%(a)      0.08%         0.08%(a)
Ratio of net investment
  income to average
  net assets                                                0.93%         1.17%(a)      0.96%(a)      1.00%         1.20%(a)


----------
*   Commencement of operations.
(a) Annualized.

U.S. TREASURY FUND


                                                                                    CLASS R
                                                       -----------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
                                                       -----------------------------------------------------------------
                                                         2004          2003          2002          2001          2000
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at
  beginning of year                                    $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       ---------     ---------     ---------     ---------     ---------
Net investment income                                     0.0009        0.0047        0.0166        0.0468        0.0443
Dividends from net
  investment income                                      (0.0009)      (0.0047)      (0.0166)      (0.0468)      (0.0443)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at
  end of year                                          $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       =========     =========     =========     =========     =========
Total Return                                                0.09%         0.47%         1.68%         4.82%         4.43%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  year (millions)                                      $   377.5     $   356.2     $   344.3     $   401.2     $   397.2
Ratio of expenses to
  average net assets                                        1.00%(b)      1.00%         1.00%(b)      1.04%(b)      1.00%(b)
Ratio of net investment
  income (loss) to average
  net assets                                               (0.02%)(b)     0.47%         1.61%(b)      4.63%(b)      4.12%(b)

                                                                                     TREASURER'S TRUST
                                                                     ---------------------------------------------------
                                                                                                                MAY 29,
                                                                                                                 2001*
                                                                               YEAR ENDED MAY 31,              TO MAY 31,
                                                                     -------------------------------------     ---------
                                                                       2004          2003          2002          2001
                                                                     ---------     ---------     ---------     ---------
Net asset value at beginning of period                               $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     ---------     ---------     ---------     ---------
Net investment income                                                   0.0039        0.0086        0.0203        0.0003
Dividends from net investment income                                   (0.0039)      (0.0086)      (0.0203)      (0.0003)
                                                                     ---------     ---------     ---------     ---------
Net asset value at end of period                                     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                                     =========     =========     =========     =========
Total Return                                                              0.39%         0.87%         2.06%         0.03%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                                  $   251.4     $   281.9     $   257.9     $    28.4
Ratio of expenses to average net assets                                   0.60%         0.60%         0.61%         0.60%(a)
Ratio of net investment income to
  average net assets                                                      0.39%         0.85%         1.44%         3.44%(a)


----------
*   Commencement of operations.
(a) Annualized.

                                                       CLASS 45      CLASS 25       CLASS 12             CLASS 8
                                                       ---------     ---------    ------------   -----------------------
                                                       AUGUST 7,     AUGUST 7,    FEBRUARY 24,     YEAR         JUNE 7,
                                                         2003*         2003*         2004*         ENDED         2002*
                                                       TO MAY 31,    TO MAY 31,    TO MAY 31,     MAY 31,      TO MAY 31,
                                                         2004          2004          2004          2004          2003
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at beginning
  of period                                            $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       ---------     ---------     ---------     ---------     ---------
Net investment income from
  investment operations                                   0.0043        0.0058        0.0022        0.0091        0.0143
Less dividends from net
  investment income                                      (0.0043)      (0.0058)      (0.0022)      (0.0091)      (0.0143)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value at end
  of period                                            $  1.0000     $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                       =========     =========     =========     =========     =========
Total Return                                                0.43%         0.58%         0.22%         0.91%         1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (millions)                                             $    --       $    --       $    --     $    45.9     $    10.4
Ratio of expenses to average
  net assets                                                0.43%(a)      0.26%(a)      0.12%(a)      0.08%         0.08%(a)
Ratio of net investment
  income to average net assets                              0.54%(a)      0.71%(a)      0.83%(a)      0.90%         1.12%(a)


----------
 *  Inception of Class Operations.
(a) Annualized.
(b) Due to the voluntary waiver of certain expenses for certain Classes by RMCI, the net expense and net investment income ratios amounted to:


                                                                                   YEAR ENDED MAY 31,
                                                             -----------------------------------------------------------------
            U.S. TREASURY FUND - CLASS R                       2004          2003          2002          2001          2000
                                                             ---------     ---------     ---------     ---------     ---------
            Expense Ratio                                      0.89%         1.00%         0.97%         0.99%         0.86%
            Net Investment Income                              0.09%         0.47%         1.64%         4.68%         4.26%

            PRIMARY FUND - CLASS R

                                                            YEAR ENDED
                                                           MAY 31, 2004
                                                           ------------
            Expense Ratio                                      0.99%
            Net Investment Income                              0.10%

            U.S. GOVERNMENT FUND - CLASS R

                                                            YEAR ENDED
                                                           MAY 31, 2004
                                                           ------------
            Expense Ratio                                      0.98%
            Net Investment Income                              0.10%#

                  PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. The Reserve Funds is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

                                       (i)

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

     - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

                                      (ii)

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

     - SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 800-637-1700 between the hours of 8:30a.m. and 6:00p.m. (Eastern
Time) or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 1-800-637-1700.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 1-800-637-1700. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

- Do not share your account information, including personal or secret codes or passwords, with others.

-    Never provide confidential information to unknown callers.

-    Protect your account records including all statements and receipts.

- Use a secure browser when doing business on the Internet, and exit online applications when finished.

                                      (iii)

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

     -  Contact Reserve customer service immediately.

     - Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

     - File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

     - Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

                                      (iv)

This Prospectus contains the information about each Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is incorporated by reference into this Prospectus. Each Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Funds by calling The Reserve Funds toll free at 800-637-1700.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE
REFERENCE.


[THE RESERVE FUNDS(R) LOGO]
"The World's First Money-Market Fund"(R)

1250 Broadway, New York, NY 10001-3701
212-401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700 - www.reservefunds.com

Distributor -- Resrv Partners, Inc.
RF/PGT 09/04

Investment Company File Number: 811-2033

(C)The Reserve Fund

                      STATEMENT OF ADDITIONAL INFORMATION

             PRIMARY FUND, U.S. GOVERNMENT FUND & U.S. TREASURY FUND
                                       OF
                                THE RESERVE FUND

                    1250 BROADWAY, NEW YORK, N.Y. 10001-3701
                           212-401-5500 - 800-637-1700

                                   ----------

                      24-HOUR YIELD AND BALANCE INFORMATION
                 NATIONWIDE 800-637-1700 - www.reservefunds.com

The Reserve Fund (the "Trust") was organized on February 1, 1970 as a Maryland corporation and re-organized on October 28, 1986 as a Massachusetts business trust. The Trust is an open-end, management investment company, registered with the Securities & Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "Investment Company Act"). This Statement of Additional Information ("SAI") describes the Trust and three of its seven separate series: Primary Fund, U.S. Government Fund and U.S. Treasury Fund (each a "Fund" and together the "Funds") each a non-diversified investment management company. At the date of this SAI, the Trust had seven series authorized: Primary Fund, U.S. Government Fund, U.S. Treasury Fund, Primary II Fund, U.S. Government II Fund, U.S. Treasury II Fund and Strategist Money-Market Fund. As of the date of this SAI the Primary Fund had twelve classes of shares outstanding, Class 8, Class 12, Class 15, Class 20, Class 25, Class 35, Class 45, Class 70, Treasurer's Trust ("Class TT"), Class 75, Class 95 and Class R; the U.S. Government Fund had seven classes of shares outstanding, Class 8, Class 12, Class 15, Class 25, Class 45, Class TT and Class R and the U.S. Treasury Fund had six classes of shares outstanding Class 8, Class 12, Class 25, Class 45, Class TT and Class R. Additional series and classes may be added by the Board of Trustees of the Trust (the "Trustees") without a shareholder vote.

                                   ----------

This SAI is not a prospectus, and should be read in conjunction with the combined prospectus of the Funds dated September 2, 2004 (the
"Prospectus"). The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. Each Fund's audited financial statements are incorporated by reference into this SAI from its annual report to shareholders for the fiscal year ended May 31, 2004 (the "Annual Report").

A copy of the Prospectus and the Annual Report may be obtained without charge by writing to the Trust at the address shown above or calling Reserve Management Company, Inc., each Fund's investment adviser ("RMCI" or the "Adviser"), toll free at 800-637-1700. The SEC maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectus, the Annual Report, material incorporated by reference and other information regarding the Funds.

                                   ----------


                   THIS SAI IS DATED SEPTEMBER 2, 2004.

TABLE OF CONTENTS                                                               PAGE
-----------------                                                               ----
Investment Objective and Policies                                               2
Money Market Instruments and Investment Strategies                              3
Risks of Investing in the Funds                                                 6
Portfolio Transactions                                                          7
Management of the Trust                                                         7
Investment Management Arrangements                                              10
Distribution Arrangements                                                       12
Other Service Providers                                                         13
How to Buy and Sell Shares                                                      13
Shareholder Services                                                            17
Dividends, Distributions and Taxes                                              20
Yield Information                                                               22
Information About the Trust                                                     23
Financial Statements                                                            28
Credit Ratings                                                                  29


          SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE
            U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND
      WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. This investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act. There can be no assurance that a Fund will achieve its objective.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

FUNDAMENTAL POLICIES. Each Fund's investment objective and the following fundamental investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a "Majority Vote"). Under each Fund's fundamental investment policies, a Fund may not:

     (1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;

     (2) issue senior securities except in compliance with the Investment Company Act;

     (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     (4) invest more than 25% of its total assets in any particular industry, except to the extent that its investments may be concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations;

     (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;

     (6) lend more than 33 1/3% of the value of its total assets, except to the extent its investments may be considered loans;

     (7) sell any security short or write, sell or purchase any futures contract or put or call option; and

     (8) make investments on a margin basis.

The Funds are non-diversified investment companies. Under Section 5(b) of the Investment Company Act, a diversified company must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. Any management company other than a diversified company is defined as a "non-diversified" company pursuant to Section 5(b)(2).

In addition, each of the Funds intends to comply with the diversification requirements of Rule 2a-7 under the Investment Company Act which generally limits a money market fund to investing no more than 5% of its total assets in securities of any one issuer, except U.S. government securities, and, if such securities are not First Tier Securities (as defined in the Rule), to not more than 1% of its total assets. Money-market funds are also subject to the credit quality and maturity requirements of Rule 2a-7. Accordingly, each Fund may invest only in securities with a remaining maturity of 397 days or less for individual securities and must maintain a dollar-weighted average portfolio maturity of 90 days or less.

The U.S. Government Fund will, under normal circumstances, invest at least 80% of its net assets in securities of the U.S. government, its agencies and instrumentalities, and repurchase agreements supported by such investments. The U.S. Treasury Fund will, under normal circumstances, invest at least 80% of its net assets in securities backed by the full faith and credit of the U.S. government. Neither the U.S. Government Fund nor the U.S. Treasury Fund intends to borrow for investment purposes. These policies are fundamental and may not be changed without a Majority Vote.

Notwithstanding the foregoing investment restrictions, each Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.

Although not currently using a "master/feeder" structure, the Trust has obtained shareholder approval to use a "master/feeder" structure. In that case, a Fund may become a "feeder fund" that would invest in a corresponding "master fund" rather than investing directly in securities. The master fund, in turn, would invest in securities according to the strategies and policies described in this Prospectus. A potential benefit of this structure is that the expenses of the master fund could be shared with any other feeder funds.

               MONEY MARKET INSTRUMENTS AND INVESTMENT STRATEGIES

The following section contains more detailed information about the types of instruments in which each Fund may invest, the strategies the Funds may employ, and a summary of the related risks. A particular type of instrument or strategy will be utilized only when, in the Adviser's opinion, the utilization will help a Fund achieve its investment objective.

MONEY MARKET INSTRUMENTS

U.S. TREASURY OBLIGATIONS. Each Fund may invest in obligations of or obligations guaranteed by the U.S. Treasury and backed by the full faith and credit of the U.S. government. The U.S. Treasury Fund invests exclusively in these securities. Generally, the U.S. Treasury Fund's assets will be invested in direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

U.S. GOVERNMENT SECURITIES. The Primary Fund and the U.S. Government Fund may also invest in other U.S. government securities including instruments which are issued or guaranteed by agencies of the federal government and instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing securities. U.S. government securities include obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home Loan Bank ("FHLB"), in addition to direct obligations of the U.S. Treasury. Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

THE PRIMARY FUND MAY ALSO INVEST IN THE FOLLOWING TYPES OF MONEY MARKET
INSTRUMENTS:

BANK OBLIGATIONS. The Primary Fund may invest in bank obligations, including certificates of deposit, banker's acceptances, time deposits and securities backed by letters of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. A certificate of deposit is a negotiable certificate representing a bank's obligation to repay funds deposited with it, which earns a specified rate of interest over a given period. A banker's acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

Domestic banks are subject to extensive government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and the FDIC, but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. The Primary Fund will treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations) as obligations issued by domestic banks only if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

FOREIGN BANK OBLIGATIONS. The Primary Fund may also invest in obligations of foreign banks located in industrialized nations in Western Europe, as well as Australia and Canada and foreign branches of U.S. banks ("Eurodollar" obligations), which banks have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. Eurodollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for the Fund. Investment in these securities involve risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. standards. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Primary Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Fund held overseas will be held by foreign branches of the Fund's custodian or by other U.S. or foreign banks under sub-custodian arrangements complying with the requirements of the Investment Company Act.

COMMERCIAL PAPER. The Funds may not invest in commercial paper.

MUNICIPAL OBLIGATIONS. The Primary Fund may also invest in municipal obligations. Municipal obligations include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

The two principal classifications of municipal obligations are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are backed by the issuer's faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. The Primary Fund's portfolio may include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a normal commitment but not a legal obligation of a state or municipality. Moral obligation bonds must meet the same credit quality standards as the other investments of a Fund.

The Primary Fund will purchase municipal securities which are rated MIG1 or MIG2 or Prime 1 or Prime 2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 or A-1 or A-2 by Standard & Poor's Corporation ("S&P"). Municipal obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by RMCI to those rated securities in which the Primary Fund may invest, pursuant to guidelines established by the Trustees.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

WHEN-ISSUED MUNICIPAL OBLIGATIONS. Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Primary Fund's ability to purchase municipal obligations on a when-issued basis. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV") per share. The Primary Fund will also maintain readily marketable assets, at least equal in value to its commitments for when-issued securities, specifically for the settlement of such commitments. RMCI does not believe that a Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

INVESTMENT STRATEGIES

Each Fund may also employ the following investment strategies:

REPURCHASE AGREEMENTS. Each Fund may invest in securities pursuant to repurchase agreements ("repos"). Under such agreements, the Fund purchases and simultaneously contracts to resell securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Each Fund will limit repos to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Funds' Trustees. To reduce the risk of incurring a loss on a repo, each Fund will follow procedures intended to provide that all repos are at least 100% collateralized as to principal and interest. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the Fund's account at its Custodian.

A repo may be construed to be a collateralized loan by the purchaser to the seller secured by the securities transferred to the purchaser. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

Repos could involve risks in the event of a default of the repo counter-party to the agreement, including possible delays, losses or restrictions upon the Fund's ability to dispose of the underlying securities. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default, instead of the contractual fixed rate of return, the rate of return would be dependent upon intervening fluctuations of the market value of the security and the accrued interest on the security. A Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

REVERSE REPURCHASE AGREEMENTS. The Primary and U.S. Government Funds may enter into reverse repurchase agreements ("reverse repos") when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. Reverse repos involve the sale of money market securities held by a

Fund, with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. In a typical reverse repo transaction, the seller
(Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for receiving a percentage of its value. During the time a reverse repurchase agreement is outstanding, a Fund will maintain a segregated custodial account containing U.S. government or other appropriate liquid securities that have a value equal to the repurchase price. A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event a Fund may suffer time delays and incur costs or possible losses in connection with such transactions. It is the Fund's policy that entering into a reverse repo transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

INVESTMENTS IN ILLIQUID SECURITIES. Illiquid securities generally are any securities that cannot be disposed of promptly, in the ordinary course of business, at approximately the amount at which the fund has valued the instruments. A Fund may invest in illiquid securities if such investments would not exceed 10% of such Fund's net assets. The liquidity of a Fund's investments is monitored under the supervision and direction of the Funds' Trustees. Investments currently considered illiquid include repos not maturing within seven days and certain restricted securities.

BORROWING. Each Fund has the authority to borrow money, including through reverse repo transactions, for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. A Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing subjects a Fund to interest costs. Borrowing could also involve leverage if securities were purchased with the borrowed money. To avoid this, each Fund will not purchase securities while borrowings are outstanding.

SECURITIES LENDING AGREEMENTS. The Primary and U.S. Government Funds may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Fund's assets. The Fund will receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. Under current regulations, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for the settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. The Funds may pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all applicable regulatory requirements including the rules of the New York Stock Exchange (the "NYSE" or the "Exchange").

A Fund could suffer a loss in the event that there are losses on investments made with such collateral. In the event the borrower defaults on its obligations, a Fund could suffer a loss where the market value of securities received as collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral.

CREDIT QUALITY. The SEC has adopted regulations that dictate the credit quality requirements for money market funds. These require the Funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO"), or by one if only one NRSRO has rated the securities, or, if unrated, securities determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality. Money market fund shares and U.S. government securities are also first tier securities. Second tier securities generally are rated within the second-highest category. Should a security's high-quality rating change after purchase by a Fund, the Adviser would take such action, including no action, determined to be in the best interest of that Fund.

                         RISKS OF INVESTING IN THE FUNDS

The principal risk factors associated with an investment in each Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise a Fund's assets.

CREDIT RISK. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. This risk is reduced to the extent a Fund limits its debt investments to U.S. Treasury or U.S. government securities.

INTEREST RATE RISK. Interest rate risk is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. A Fund may lose money if interest rates rise sharply in a manner not anticipated by Fund management.

TEMPORARY DEFENSIVE POSITIONS. The Funds will at all times as is practicable be invested in accordance with the investment objective and strategies outlined in the Prospectus and above. However, from time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies to attempt to respond to adverse market, economic, political or other conditions. The Primary Fund and the U.S. Government Fund would generally, in adopting a temporary defensive position, buy more conservative U.S. Government securities. If the U.S. Treasury Fund adopted a temporary defensive position, it would probably increase its investment in repos above its 5% of total assets limitation. Further, in an extreme emergency, all Funds would maintain a large percentage of uninvested cash. If a Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

DISCLOSURE OF PORTFOLIO HOLDINGS. A complete list of each Fund's portfolio, as of the previous day, if available, will be sent at no charge by calling 800-637-1700. This information is available to any person or entity on request. Since the Funds consider this information to be publicly available, there is no restriction on the redistribution of the information. The Funds' chief investment officer is responsible for authorizing the release of the portfolio holdings. The Adviser and the Trustees will review, at least annually, the costs and benefits of disclosing these portfolio holdings to confirm that such disclosure continues to be in the interests of each Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

PORTFOLIO TRANSACTION FEES. Investment transactions by the Funds are normally principal transactions at net prices. Therefore the Funds do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after market transactions with dealers involve a spread between the bid and asked prices. The Funds have not paid any brokerage commissions during the past three fiscal years.

The Adviser places all orders for the purchase and sale of each Fund's investment securities, subject to the overall supervision of the officers and the Trustees of the Fund. In the purchase and sale of investment securities, the Adviser will seek to obtain prompt and reliable execution of orders at favorable prices and yields. In determining the best net results, the Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Adviser, and any statistical, research, or other services provided by the dealer to the Adviser. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to a Fund as determined by the Adviser. Dealers who execute investment securities transactions may also sell shares of a Fund. However, any such sales will be neither a qualifying nor disqualifying factor in the selection of dealers.

FEE ALLOCATION. When orders to purchase or sell the same security on identical terms are simultaneously placed for a Fund and other investment companies managed by the Adviser, the transactions are allocated as to amount in accordance with the amount of the order placed for each Fund. The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

                             MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management and supervision of each Fund. The Trustees approve all material agreements between the Funds and the Funds' service providers.

The Board of Trustees has a Review Committee, a Nominating Committee and a Valuation Committee. The Review Committee, which consists of all of the Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Trustees"), performs the functions of an audit committee. The Review Committee reviews each Fund's compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The Review Committee members receive an annual committee fee of $2,000. The Nominating Committee, also comprised of all of the non-interested Trustees, evaluates the qualifications of candidates and nominates individuals to serve as non-interested Trustees when required. The Nominating Committee does not consider nominees recommended by shareholders. The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be a non-interested Trustee, oversees the implementation of the Funds' valuation procedures as specified in each Fund's Rule 2a-7 valuation procedures. The Review Committee met twice, the Nominating Committee did not meet and the Valuation Committee did not meet during the fiscal year ended May 31, 2004.

BIOGRAPHICAL INFORMATION. Biographical information relating to the non-interested Trustees, the Officers and the Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act (the "interested Trustee"), is set forth below. The Trustees and the Officers of the Funds oversee six registered investment companies, with 30 portfolios, in the Reserve/Hallmark fund family. None of the Trustees or Officers hold public directorships outside of the Reserve/Hallmark fund family, except Fr. Harrington, who has been a Director of The Bear Stearns Companies, Inc. (financial services company/broker-dealer) since 1993, and Patrick Foye, who has been a Director of the Philadelphia Trust Company (financial services company) since 2002.

INTERESTED TRUSTEE:

                                                         TERM OF OFFICE**AND  PRINCIPAL OCCUPATIONS DURING
  NAME, ADDRESS, AGE          POSITIONS WITH THE FUNDS    LENGTH OF SERVICE   THE LAST FIVE YEARS
  --------------------------  ------------------------  --------------------  ------------------------------------
  BRUCE R. BENT*              Chairman, Chief           Chairman and Chief    President of Reserve Management
  Age: 67                     Executive Officer and     Executive Officer     Company, Inc. ("RMCI"); Director and
  The Reserve Funds           Trustee                   since 2000            Chairman/Chief Executive Officer of
  1250 Broadway                                                               Reserve Management Corporation
  New York, NY 10001                                    Trustee since 1971    ("RMC") and Chairman and Director of
                                                                              Resrv Partners, Inc. ("Resrv") since
                                                                              2000; Chairman and Director of
                                                                              Reserve International Liquidity Fund
                                                                              (USD) Ltd. since 1990.

                                                                              Co-founder of The Reserve Fund in
                                                                              1970; officer thereof since 1970.

NON-INTERESTED TRUSTEES:

                                                         TERM OF OFFICE**AND  PRINCIPAL OCCUPATIONS DURING
  NAME, ADDRESS, AGE          POSITIONS WITH THE FUNDS    LENGTH OF SERVICE   THE LAST FIVE YEARS
  --------------------------  ------------------------  --------------------  ------------------------------------
  EDWIN EHLERT, JR.           Trustee                   Since 1970            Retired. President, Premier
  Age: 73                                                                     Resources, Inc. (meeting management
  2517 Highway #35, Bldg. J                                                   firm) since 1987.
  Manasquan, NJ 08736

  PATRICK J. FOYE             Trustee                   Since 2001            President and CEO, United Way of Long
  Age: 47                                                                     Island, since February 2004;
  819 Grand Blvd                                                              Chairman, New York Public Asset Fund
  Deer Park, NY  11729                                                        (state agency), since 2002; Deputy
                                                                              Chairman, Long Island Power
                                                                              Authority (public utility) since
                                                                              1995; Executive Vice President of
                                                                              Apartment Investment and Management
                                                                              Company (real estate investment) May
                                                                              1998 to February 2004; Partner,
                                                                              Skadden, Arps Slate Meagher & Flom
                                                                              (law firm) from 1989 to 1998.

                                                         TERM OF OFFICE**AND  PRINCIPAL OCCUPATIONS DURING
  NAME, ADDRESS, AGE          POSITIONS WITH THE FUNDS    LENGTH OF SERVICE   THE LAST FIVE YEARS
  --------------------------  ------------------------  --------------------  -------------------------------------
  DONALD J. HARRINGTON        Trustee                   Since 1987            President of St. John's University,
  Age: 58                                                                     New York since 1989.
  c/o St. John's University
  8000 Utopia Parkway
  Jamaica, NY 11439

  WILLIAM J. MONTGORIS        Trustee                   Since 1999            Retired since 1999; Chief Operating
  Age: 57                                                                     Officer of The Bear Stearns
  286 Gregory Road                                                            Companies, Inc. from 1979 to 1999.
  Franklin Lakes, NJ 07417

  WILLIAM E. VIKLUND          Trustee                   Since 1999 and from   Retired since 1996; President and COO
  Age: 63                                               1987 to 1990          of Long Island Bankcorp from 1980 to
  110 Grist Mill Lane                                                         1996.
  Plandome Manor, NY 11030

OFFICERS WHO ARE NOT TRUSTEES:

                                                         TERM OF OFFICE**AND  PRINCIPAL OCCUPATIONS DURING
  NAME, ADDRESS, AGE          POSITIONS WITH THE FUNDS    LENGTH OF SERVICE   THE LAST FIVE YEARS
  --------------------------  ------------------------  --------------------  -------------------------------------
  BRUCE R. BENT II+           President and Assistant   Since 2000            Senior Vice President, Secretary and
  Age: 38                     Treasurer                                       Assistant Treasurer of RMCI, Senior
  The Reserve Funds                                                           Vice President, Secretary and
  1250 Broadway                                                               Assistant Treasurer of RMC, and
  New York, NY 10001                                                          Secretary and Director of Resrv since
                                                                              2000; Trustee of The Reserve Fund,
                                                                              the Reserve Tax-Exempt Trust,
                                                                              Reserve New York Tax-Exempt Trust,
                                                                              and the Hallmark Equity Series Trust
                                                                              from 1999 to 2001; Vice President of
                                                                              RMC, RMCI and Resrv from 1992 to
                                                                              2000.

  ARTHUR T. BENT III+         Chief Operating           Since 2000            Chief Operating Officer/Treasurer,
  Age: 36                     Officer/Treasurer,                              Senior Vice President and Assistant
  The Reserve Funds           Senior Vice President                           Secretary of RMCI, President,
  1250 Broadway               and Assistant Secretary                         Treasurer and Assistant Secretary of
  New York, NY 10001                                                          RMC, and Treasurer and Director of
                                                                              Resrv since 2000; Vice President
                                                                              RMC, RMCI and Resrv from 1997 to
                                                                              2000.

*    MR. BRUCE R. BENT IS AN "INTERESTED PERSON" OF THE FUNDS AS DEFINED IN
     SECTION 2(a) (19) OF THE 1940 ACT DUE TO HIS POSITIONS WITH RMC, RMCI AND RESRV.
** EACH TRUSTEE SHALL HOLD OFFICE UNTIL HE RESIGNS, IS REMOVED OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED A TRUSTEE MAY BE REMOVED AT ANY MEETING OF SHAREHOLDERS BY A VOTE OF A MAJORITY OF THE FUND'S SHAREHOLDERS. A TRUSTEE SHALL RETIRE UPON ATTAINING THE AGE OF SEVENTY-FIVE (75) YEARS, UNLESS EXTENDED BY A VOTE OF THE NON-INTERESTED TRUSTEES. TRUSTEES NEED NOT BE SHAREHOLDERS. OFFICERS HOLD THEIR POSITIONS WITH THE TRUST UNTIL A SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.
+ MR. BRUCE R. BENT IS THE FATHER OF MR. BRUCE R. BENT II AND MR. ARTHUR T. BENT III.

SHARE OWNERSHIP. As of December 31, 2003, The Trustees were the beneficial owners of the equity securities of each Fund of the Trust, and of all the Funds and Trusts in the Reserve/Hallmark family of funds overseen by each Trustee (the "Supervised Funds"), as indicated below:

                                                  AGGREGATE DOLLAR                AGGREGATE DOLLAR RANGE
                                                   RANGE OF EQUITY                OF EQUITY SECURITIES IN
                                               SECURITIES IN EACH FUND             ALL SUPERVISED FUNDS*
                                         -----------------------------------      -----------------------
         INTERESTED TRUSTEE:
            Bruce R. Bent                   Primary Fund - over $100,000               over $100,000

         NON-INTERESTED TRUSTEES:
            Edwin Ehlert, Jr.              Primary Fund - $50,001-$100,000           $50,001-$100,000
            Patrick J. Foye                 Primary Fund - over $100,000               over $100,000
            Rev. Donald J. Harrington                   None                               None
            William J. Montgoris           Primary Fund - $50,001-$100,000           $50,001-$100,000
            William E. Viklund           U.S. Treasury Fund -$10,001-$50,000          $10,001-$50,000

As of December 31, 2003 neither the non-interested Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv Partners, Inc. ("Resrv" or the "Distributor") or an entity controlling, controlled by or under common control with the Adviser or the Distributor. As of July 30, 2004, the Officers and Trustees as a group owned less than 1% of any Class of shares of any Fund.

TRUSTEE COMPENSATION. The non-interested Trustees are paid a fee of $3,500 for each Board meeting of the Trust that they attend in person, a fee of $1,000 for each joint telephonic meeting of the Trust that they participate in, an annual fee of $24,000 for service to all of the trusts in the Reserve/Hallmark fund complex and reimbursement for any out-of-pocket expenses of attending meetings. These fees and expenses are allocated among the funds in the Reserve/Hallmark fund complex on the basis of each fund's relative net assets. The Trustees do not receive any pension or retirement benefits.

                                               COMPENSATION     COMPENSATION FROM ALL
              NAME OF TRUSTEE                 FROM THE TRUST   RESERVE/HALLMARK TRUSTS
              -----------------------------   --------------   ------------------------
              Edwin Ehlert, Jr.               $       37,750   $                40,000
              Patrick J. Foye                 $       37,750   $                40,000
              Rev. Donald J. Harrington       $       37,750   $                40,000
              William J. Montgoris            $       37,750   $                40,000
              William E. Viklund              $       37,750   $                40,000


----------
            * Each Trustee serves on the Board of six registered investment companies, which encompass a total of 30 funds.

Under the Declaration of Trust, the Trustees and Officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or Officer of the Trust. Neither the interested Trustee nor the Officers of the Funds receive any compensation from the Trust or the Funds.

CODE OF ETHICS. The Trust, its Adviser and Resrv have adopted a Code of Ethics (the "Code"), conforming to the requirements of the Investment Company Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. Under the Code, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit, commercial paper or municipal bonds.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

RMCI, located at 1250 Broadway, New York, NY 10001-3701, serves as the investment adviser to the Trust. Bruce R. Bent, Bruce R. Bent II and Arthur
T. Bent III are each considered a "controlling person" of RMCI based on their direct and indirect securities ownership.

INVESTMENT MANAGEMENT AGREEMENT. The Trust, on behalf of each of the Funds, has entered into an Investment Management Agreement with the Adviser (each a "Management Agreement") which provides for a comprehensive management fee structure. Under each Management Agreement, RMCI manages the respective Fund's investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Investment Management Agreements with the Funds, RMCI is paid a comprehensive management fee (the "Management Fee"), which includes the advisory fee, all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the definition of administrative and customary operating expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, payments pursuant to the Trust's distribution plan and the fees and expenses of the non-interested Trustees, for which each Fund pays its direct or allocated share. The Management Fee is paid on the average daily net assets of each Fund according to the following schedule:

        TT        R       95       75      70       45      35       25      20       15       12      8
       ----      ----    ----     ----    ----     ----    ----     ----    -----    ----     ----    ----
       0.60%     0.80%   0.75%    0.55%   0.50%    0.45%   0.35%    0.25%    0.20%   0.15%    0.12%   0.08%

From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. RMCI received the following aggregate management fees, and waived fees in the amounts shown, for each Fund for the fiscal years indicated:

PRIMARY FUND

                  YEAR ENDED MAY 31,          MANAGEMENT FEE       FEE WAIVER
                  -------------------         --------------       ----------
                      2002                    $   59,182,271             None
                      2003                    $   65,331,664             None
                      2004                    $   63,459,784       $  395,736

U.S. GOVERNMENT FUND

                  YEAR ENDED MAY 31,          MANAGEMENT FEE       FEE WAIVER
                  -------------------         --------------       ----------
                      2002                    $    7,397,866             None
                      2003                    $    7,242,345       $      421
                      2004                    $    7,247,040       $  148,427

U.S. TREASURY FUND

                  YEAR ENDED MAY 31,          MANAGEMENT FEE       FEE WAIVER
                  -------------------         --------------       ----------
                      2002                    $    4,045,373       $  105,000
                      2003                    $    4,475,047             None
                      2004                    $    4,434,771       $  371,815

APPROVAL OF THE MANAGEMENT AGREEMENT. The Management Agreement for each of the Funds was approved by the respective Fund's shareholders in 1999, and is renewed annually if approved by the Trustees and by the separate vote of a majority of the non-interested Trustees. Each Management Agreement may be terminated without penalty, upon sixty (60) days' written notice, by the Adviser or by a vote of the Trustees or of a majority of the outstanding voting shares of a Fund.

In considering the continuation of each Fund's Management Agreement, the Trustees, including the non-interested Trustees, compared the fees charged by the Adviser to those of similar funds and clients for comparable services and the total expenses of each Fund in comparison to other comparable funds. The Trustees also considered each Fund's performance relative to its peer group and analyzed the expenses incurred by RMCI and its affiliates with respect to each Fund. The Trustees discussed RMCI's profitability with respect to each Fund and any additional benefits received by RMCI or its affiliates in connection with providing services to the Funds.

After requesting and reviewing such information as they deemed necessary, the Trustees, including a majority of the non-interested Trustees, concluded that the advisory fee was reasonable in light of the extent and quality of the advisory services provided and that the continuation of each Management Agreement was in the best interests of each Fund and its shareholders. No single factor was identified by the Trustees as the principal factor in determining to renew the agreements with RMCI. The non-interested Trustees were advised by legal counsel.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION PLANS. The Trust has adopted distribution plans under Rule 12b-1 of the Investment Company Act (each a "Distribution Plan" and together the "Distribution Plans") with respect to Class 70, Class 75, Class 95 and Class R shares of the Funds. Under its respective Distribution Plan, each Fund pays distribution (12b-1) fees on the average daily net assets of those Classes at the rates indicated regardless of the amount of expenses incurred:

             CLASS:          PRIMARY         GOVERNMENT         TREASURY
             ------          -------         ----------         --------
              R               .20%              .20%              .20%
              95              .20%                -*                 -*
              75              .20%                -*                 -*
              70              .20%                -*                 -*


-------
   *  Class has not commenced operation.


Resrv pays brokers, financial institutions and other financial intermediaries ("Intermediaries") for services to the Funds' Class 70, Class 75, Class 95 and Class R shareholder accounts ("qualifying accounts") at an annual rate of 0.20% of the average daily net assets of the qualifying accounts serviced by such Intermediary. Such services may include, but are not limited to, the establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investments in Fund shares from the Intermediary's clients accounts. Substantially all such payments are paid to Intermediaries for distribution and administrative services. A Fund may use a portion of the distribution payments to pay for sales materials or other promotional activities directly. The Trust's Controller or Treasurer reports the amounts and uses of distribution payments to the Board quarterly and in connection with the Trustees' annual consideration of the renewal of the Distribution Plans and related agreements. The Trustees have determined that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its shareholders. Each Fund paid the following fees under its respective Distribution Plan for the periods indicated:

              FOR YEAR ENDED MAY 31,            PRIMARY          GOVERNMENT          TREASURY
              ----------------------          ------------       -----------         ---------
                  2004                        $ 12,391.590       $ 1,726,677         $ 720,844
                  2003                        $ 13,048,029       $ 1,766,450         $ 714,040
                  2002                        $ 12,578,270       $ 1,811,101         $ 711,375

Substantially all of such amounts were paid to Intermediaries for providing shareholder and distribution services to the respective Fund. As of July 30, 2004, for the period since the inception of each Distribution Plan, the distribution revenues have equaled the distribution expenses for each of the Funds.

DISTRIBUTION AGREEMENT. The Trust, on behalf of each Fund, has entered into a distribution agreement with Resrv, an affiliate of RMCI (each a "Distribution Agreement" and together the "Distribution Agreements") for the distribution of each Fund's shares. Resrv, located at 1250 Broadway, New York, NY 10001, acts as the "principal underwriter" for the Funds and as such arranges for the continuous offering of Class R, Class 70, Class 75 and Class 95 shares. The Distributor has the right to enter into selected dealer agreements with Intermediaries of its choice for the sale of Fund shares. Resrv's principal business is the distribution of mutual fund shares. During the fiscal year ended May 31, 2004, no payments made under the Distribution Agreements were retained by Resrv.

In addition to the amounts paid under the Distribution Agreements and the Distribution Plans, RMCI may, at its discretion, pay an Intermediary amounts from its own resources. The rate of any additional amounts that may be paid will be based on the analysis by RMCI of the contribution that the Intermediary makes to a Fund by increasing assets under management and reducing expense ratios, the costs that the Fund might bear if such services were provided directly by the Fund or by another entity and the possibility of assets being withdrawn from a Fund with a corresponding increase in the Fund's expense ratio.

APPROVAL OF DISTRIBUTION ARRANGEMENTS. Each Distribution Plan and each Distribution Agreement may be renewed from year to year, if approved by the Trustees and by a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for the purpose of voting on such renewal. All material amendments to a Distribution Plan must be approved by a vote of the Trustees and of the non-interested Trustees, cast in person at a meeting called for the purpose of such vote. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. Each Distribution Plan and Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the respective Fund, or by a vote of the non-interested Trustees. Each Distribution Agreement will terminate automatically in the event of its assignment.

                             OTHER SERVICE PROVIDERS

TRANSFER AGENT. The Trust acts as its own transfer and dividend-paying agent.

CUSTODIAN. JP Morgan Chase Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets of each Fund (the "Custodian") pursuant to a Custodian Agreement with the Trust on behalf of each Fund. The Bank of New York, 1 Wall Street, New York, NY 10286 and State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 provide custody services to the Funds in connection with certain repurchase agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Review Committee has selected PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017 as the Trust's independent registered public accounting firm. The Fund's financial statements for the fiscal year ended May 31, 2004, have been audited by PwC and are incorporated herein by reference in reliance upon the report of such firm.

                           HOW TO BUY AND SELL SHARES

CALCULATION OF NET ASSET VALUE

The net asset value ("NAV") of each Fund is determined once daily, immediately after the daily declaration of dividends, on each business day that New York banks are open for business. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day, when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. The NAV per share for each Class of a Fund's shares is computed by dividing the value of the net assets of the Class by the number of outstanding shares of such Class. The valuation of a Fund's portfolio securities is based upon their amortized cost and does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there may be some periods during which the value of a security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. RMCI will report to the Trustees any deviations of more than 0.25%, between the net asset value calculated using market quotations and that calculated on the Funds' amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. The Funds cannot guarantee that their respective net asset value will remain at $1.00 per share, although the NAV of each Fund has done so since inception.

PURCHASE OF SHARES

Shares of each Fund are sold without a front or back-end sales load. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution. Purchase requests must be received by the Funds by 5:00 PM Eastern Time for the Primary and U.S. Government Funds and 2:00 pm for the U.S. Treasury Fund ( the "cutoff time") on days that the Funds are open in order to be effective at the NAV calculated on such day. The Funds reserve the right to reject any purchase order.

The minimum initial investment for each class is:

                           SHARE CLASS        INITIAL MINIMUM
                           -----------       -----------------
                            Class 8          $      50 million
                            Class 12         $      35 million
                            Class 15         $      20 million
                            Class 20         $      15 million
                            Class 25         $      10 million
                            Class 35         $       7 million
                            Class 45         $       5 million
                            Class 70         $       2 million
                            Class 75         $       1 million
                            Class 95         $  50,000
                            Class R               None*
                            Class TT              None*

----------
                         * $1,000 for IRA accounts

The minimum subsequent investment for each class is:

                           SHARE CLASS       SUBSEQUENT MINIMUM
                           -----------       ------------------
                            Class 8          $       5 million
                            Class 12         $     2.5 million
                            Class 15         $       1 million
                            Class 20         $ 500,000
                            Class 25              None
                            Class 35              None
                            Class 45              None
                            Class 70              None
                            Class 75              None
                            Class 95              None
                            Class R               None*
                            Class TT              None*

----------
                         * $250 for IRA accounts

The Funds may reduce or waive the initial and subsequent minimums in certain circumstances and may set or change a period of time within which the minimum initial investment must be accumulated.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, Reserve will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Fund, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Call The Reserve Fund at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

If shares purchased are to be paid for by wire and the wire is not received by the Fund or if shares are purchased by check, which, after deposit, is returned unpaid or proves uncollectible, the purchase will be canceled. The investor who gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Fund, the Adviser or the Distributor. The Fund may redeem shares from any account registered in that purchaser's name and apply the proceeds therefrom to the payment of any amounts due the Fund, the Adviser or the Distributor.

INVESTMENTS THROUGH INTERMEDIARIES. Investments may also be made through Intermediaries that may be subject to different policies and fees than those described here. Such investments may involve the Intermediary's own redemption minimums, services fees, and other redemption requirements. Intermediaries may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some Intermediaries may establish higher minimum investment requirements than those set forth above. Some Intermediaries may charge additional fees for their services, which would reduce their clients' yield or return. In addition, certain privileges with respect to the purchase and redemption of shares, such as check writing privileges or the reinvestment of dividends, may not be available through such Intermediaries or may only be available subject to certain conditions or limitations. Intermediaries may also hold shares in nominee or "street name" on behalf of their clients. In such instances, the Trust will have no information about each individual account. Most Intermediaries receive payments under a Fund's Distribution (12b-1) Plan for recordkeeping and other services and assistance in distributing Fund shares. Intermediaries are responsible for the prompt transmission of purchase and redemption orders. Some Intermediaries may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. You should consult a representative of the financial intermediary for more information. Each Fund's Prospectus and SAI should be read in connection with materials from such Intermediary regarding its fees and services.

PURCHASING SHARES WITH SECURITIES. Subject to the approval of the Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SHARE CERTIFICATES. Share certificates are not issued by the Funds.

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Trust harmless for actions taken by either party.

ANTI-MONEY LAUNDERING REQUIREMENTS. Each Fund is subject to the USA Patriot Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

REDEMPTION OF SHARES

You may redeem your shares on each day that the Funds' NAV is calculated. Redemption requests must be received by the Funds by the cutoff time on such days in order to be effective at that day's NAV. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by a Fund. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the net asset value calculated on the next business day.

Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The Funds may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your account, other than an Individual Retirement Account (IRA), has an average monthly account balance of less than $100,000 for Classes 8, 12, 15, 20, 25, 35, 45, 70 and 75, less than $10,000 for Class 95 or less than $1,000 for Class R, and there has been no shareholder activity in the account for the past 12 months, the Funds may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some Intermediaries may establish different minimum balances and fee amounts.

      THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED
                                OR MAILED FUNDS.
    THE FUNDS' NAV IS NOT CALCULATED AND REDEMPTION REQUESTS ARE NOT ACCEPTED
                     ON DAYS THE FEDERAL RESERVE IS CLOSED

REDEMPTIONS IN KIND. Redemption payments will normally be made by check or wire transfer, but the Funds are authorized to make payment for redemptions partly or wholly by delivery of investment securities valued at the same aggregate net asset value as the shares being redeemed ("redemptions in kind"). The Funds have elected to reserve the right to make redemptions in kind to the extent that a shareholder's redemptions in any 90-day period exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Funds' practice of holding instruments typically with a minimum value of $1,000,000 and they intend to redeem in kind only when necessary. In disposing of such securities received in such a redemption, a shareholder might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the Funds on the redemption date. The Funds have not utilized this option since inception.

WRITTEN REQUESTS. Redemption instructions and options should be specified when your account is opened. Certain subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. You may redeem shares by a letter of instruction which includes: the name(s) and signature(s) of all accountholders, signature(s) guaranteed, if necessary, your account number, the Fund name, the dollar amount of shares you want to redeem, and how and where to send the proceeds. If you are redeeming an IRA, please note the applicable withholding requirements.

SIGNATURE GUARANTEES. To reduce the risk of loss, certain situations require written instructions along with signature guarantees. These include:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -    the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries cannot provide signature guarantees. The Funds may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 800-637-1700.

TELEPHONE REQUESTS. You also may redeem shares by calling the Funds at 800-637-1700. Unless you declined telephone privileges on your application and a Fund fails to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Intermediary through which shares of a Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Funds reserve the right to refuse a telephone redemption if they reasonably believe that the instructions are not genuine or if there appear to be other irregularities regarding the request.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the Exchange is closed, or (b) when the SEC has determined that trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit.

 IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE
  FUND WILL DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH
              SHARES, WHICH MAY TAKE UP TO TEN (10) BUSINESS DAYS.

Shareholder checks written against funds that are not yet considered collected may be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.

                              SHAREHOLDER SERVICES

Any shareholder may request redemptions by wire or by check. A service fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. A wire redemption fee may be charged according to the following schedule. Service fees may be changed at any time and may be reduced or waived under certain conditions.

               CLASS            FEE          ON AMOUNTS LESS THAN
               --------        -----         --------------------
               CLASS 8         $  10           $        1 million
               CLASS 12        $  10           $  750,000
               CLASS 15        $ 100           $  500,000
               CLASS 20        $ 100           $  100,000
               CLASS 25        $ 100           $  100,000
               CLASS 35        $ 100           $  100,000
               CLASS 45        $ 100           $  100,000
               CLASS 70        $ 100           $  100,000
               CLASS 75        $  10           $   10,000
               CLASS 95        $ 100           $  100,000
               CLASS R         $  10           $   10,000
               CLASS TT        $ 100           $  100,000

INVESTORS IN CLASS 70, CLASS 75, CLASS 95, CLASS R AND CLASS TT SHARES OF THE FUNDS MAY UTILIZE THE FOLLOWING SERVICES:

RESERVE CASH PERFORMANCE ACCOUNT. The Reserve Cash Performance Account ("CPA") and the Reserve Cash Performance Account Plus ("CPA "Plus"") provide a comprehensive package of additional services to investors. These packages provide a checking arrangement whereby checks are provided to Fund shareholders. By completing the application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Funds. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Your checks will be returned and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient or uncollected funds. All transaction activity, including check redemptions, will be reported on your account statement. Checking may not be available to clients of some Intermediaries.

A VISA Debit Card is also available with these packages. The VISA Debit Card functions exactly as a conventional VISA credit card does, except that the cardholder's account is automatically charged for all purchases and cash advances, thus eliminating monthly finance charges. You may also use your VISA Debit Card to get cash at ATMs. Investors have a choice of receiving a cash rebate, currently 1%, on all VISA purchases which is credited to their account or, for an additional $35, participating in the Reserve Airline Rewards Program. As with the checking facility, VISA charges are paid by liquidating shares in your account, but any charges that exceed the balance at the time they are presented will be rejected. VISA Debit Card issuance is subject to credit approval. The Trust, VISA or the bank may reject any application for checks or debit cards and may terminate an account at any time. Conditions for obtaining a VISA Debit Card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA Debit Card are intended to provide investors with easy access to their account balances.

Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Debit Card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently Bank One at 800-VISA-911 or 800-847-2911, which can be reached 24 hours a day, seven (7) days a week or telephoning the Fund at 800-637-1700 or 212-401-5500 on Monday through Friday, 8:30 AM to 6:00 PM, Eastern time.

For more information regarding features of the CPA and CPA "Plus" packages, as well as the Terms & Conditions of the Reserve Airline Rewards Program, please call The Reserve Funds at 800-637-1700. The Funds will charge a nonrefundable annual CPA "Plus" service fee, currently $60, which may be charged to the account at the rate of $5 monthly. CPA and CPA "Plus" participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and processing returned checks. These fees may be changed at any time upon 30 days' notice to participants. In addition, Intermediaries in this program may charge their own additional service fees and may establish their own minimum check amount.

The use of checks and VISA Debit Cards by participants will be subject to the terms of the Reserve CPA Application and the VISA Account Shareholder Agreement.

EXCHANGE PRIVILEGE. Shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked to box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may additional or different impose conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an IRA account application.

RESERVE AUTOMATIC ASSET-BUILDER PLAN.(SM) You may make automatic purchases of Class TT, Class R, Class 70, Class 75 and Class 95 shares of a Fund by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve Fund at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an Automatic Asset-Builder Plan application.

RESERVE AUTOMATIC TRANSFER PLAN.(SM) If you have an account with a balance of at least $5,000, and you have submitted an Automatic Transfer Plan application to the Fund, you may make automatic transfers, without charge, from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate in the application (your "deposit account"). You may elect to have accumulated dividends or distributions from a Fund transferred to your deposit account on a monthly basis or to have a fixed dollar amount of Fund shares redeemed and the proceeds transferred to your deposit account on a monthly, quarterly or annual basis. These transfers must be for a minimum of $25 whether from redemptions or from reinvested dividends or distributions. You may also have amounts transferred to your deposit account from telephone redemptions of $100 and over. To be eligible for these services, your deposit account must be held at an Automated Clearing House member bank. For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an Automatic Transfer Plan application. Changes to any plan elections must be in writing with signature(s) guaranteed. The Funds may impose a charge, modify or terminate any

Automatic Transfer Plan at any time, after notice to the participant. The Automatic Transfer Plan may not be available to clients of some Intermediaries or may be subject to additional or other conditions or limitations.

RESERVE eCHECKING.(SM) Reserve eChecking is another way you can make redemptions from your account through check writing privileges. Reserve eChecking is an on-line bill payment service, which provides the ability to pay bills and more with point-and-click-convenience. You will be charged a fee, currently $4.95 per month, for unlimited transactions. For more information on Reserve eChecking, please call Customer Service at 800-637-1700.

REPORTS AND STATEMENTS. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. Duplicate shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report will not be sent to related accounts at a common address, unless instructed to the contrary by you. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Reserve Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

RESERVE eDELIVERY.(SM) The Funds now offer electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.reservefunds.com/eDelivery. You must provide a verifiable e-mail address in order to enroll.

RESERVE EASY ACCESS.(SM) Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options including yields, account balances, check reorders, touch tone bill payment and other options. To use it, call 800-637-1700 and follow the instructions.

RESERVE ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

STOP PAYMENTS. Each Fund will honor stop payment requests on unpaid shareholder checks provided that it is advised of the correct check number, payee, check amount and date. Stop payment requests received by a Fund by the cutoff time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning the shareholder services are subject to change from time to time. The Funds reserve the right to increase its minimum initial investment amount and to change the minimum account size subject to a Low Balance Fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Fund ordinarily declares dividends from its daily net investment income (and net short-term capital gains, if any) on each day the Exchange and The Reserve Funds are open for business. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to a Fund as undeliverable or remains un-cashed for six months, the Funds reserve the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by un-cashed distribution or redemption checks.

TAXES. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Funds of any liability for federal income tax to the extent its earnings and gains, if any, are distributed in accordance with applicable provisions of the Code. If a Fund does not qualify as a RIC, it would be treated for tax purposes as an ordinary corporation subject to federal income tax and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general as if the RIC's taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund, intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") will be taxable to a U.S. shareholder as ordinary income. Recently enacted legislation reduces the tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these rules, a certain portion of ordinary income dividends constituting "qualified dividend income" when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund's distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute "qualified dividend income". Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rates. Similarly, because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid by the Primary Fund to shareholders. Distributions of net capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Distributions in excess of a Fund's earnings and profits will first reduce the shareholder's adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset).

Ordinary income and capital gain dividends are taxable to shareholders as described even if they are reinvested in additional shares of a Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of a Fund on the reinvestment date. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Primary Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Primary Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section

988" gains or losses, may increase or decrease the amount of the Primary Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Certain states exempt from state income taxation dividends paid by RIC's which are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

Income received by the Primary Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

In the event that the Fund fails to maintain a constant NAV per share, upon the sale or other disposition of shares of a Fund, a shareholder may realize a taxable gain or loss. Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets, will be long-term or short-term generally depending upon the shareholder's holding period for the shares. A loss realized on a sale or exchange of a Fund's shares will be disallowed if other shares of such Fund are acquired (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares.

The Funds are currently required by federal law to withhold 28% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the shareholder's social security number.

The tax consequences to a foreign shareholder of an investment in a Fund will generally be different from those described herein.

Investors are advised to consult their own tax adviser(s) with respect to the particular tax consequences to them of an investment in a Fund.

                                YIELD INFORMATION

The yield on each Fund's shares may fluctuate. The yield for past periods is not an indication of future yields. The yield is affected by such factors as changes in the type and quality of portfolio securities held, portfolio maturity and operating expenses. Although yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality, current yield information may not provide a basis for comparison with investments that pay a fixed yield over a fixed period of time. The yield on the U.S. Government Fund and U.S. Treasury Fund shares may not provide a basis for comparison with the yield on shares of money market funds or other investments that are not subject to those Funds' credit quality restrictions and therefore generally entail more risk.

The following table shows the yield and effective yield, for each Class of shares of each Fund, for the seven-day period ended May 31, 2004:

                                                             EFFECTIVE
                    FUND AND CLASS             YIELD           YIELD
                    -------------------        -----         ---------
                    PRIMARY FUND:

                        Class R                0.11%          0.11%
                        Class 95               0.16%          0.16%
                        Class 75               0.36%          0.36%
                        Class 70               0.41%          0.41%
                        Class TT               0.51%          0.51%
                        Class 45               0.66%          0.66%
                        Class 35               0.76%          0.76%
                        Class 25               0.86%          0.86%
                        Class 20               0.91%          0.92%
                        Class 15               0.96%          0.97%
                        Class 12               0.99%          1.00%
                        Class 8                1.03%          1.04%

                    U.S. GOVERNMENT
                    FUND:

                        Class R                0.09%          0.09%
                        Class TT               0.48%          0.48%
                        Class 45               0.63%          0.63%
                        Class 25               0.83%          0.83%
                        Class 15               0.93%          0.94%
                        Class 12               0.96%          0.97%
                        Class 8                1.00%          1.01%

                    U.S. TREASURY FUND:

                        Class R                0.08%          0.08%
                        Class TT               0.35%          0.35%
                        Class 45               0.50%          0.50%
                        Class 25               0.69%          0.70%
                        Class 12               0.83%          0.83%
                        Class 8                0.87%          0.87%

Each Fund computes its yield and effective yield in accordance with the regulations adopted by the Commission described below:

YIELD QUOTATION. Each Fund's yield for the seven days ended on May 31, 2004, is calculated by determining the net change in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, exclusive of capital changes and income other than investment income, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by 365 and divided by seven. The resulting yield figure is carried out to at least the nearest hundredth of one percent.

EFFECTIVE YIELD QUOTATION. Each Fund's effective yield for the seven days ended on May 31, 2004, is calculated, to at least the nearest hundredth of one percent, by determining the net change in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, exclusive of capital changes and income other than investment income, and subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Trust may refer to the growth of assets managed or administered by RMCI over certain time periods in its advertising and sales literature.

                           INFORMATION ABOUT THE TRUST

The Reserve Funds' Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, and redemptions. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the Investment Company Act or by the Declaration of Trust.

Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any un-issued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the shares. Any such changes must comply with all applicable state and federal securities laws which require that each class be preferred over all other classes in respect to assets specifically allocated to such class. Upon liquidation of any Fund, shareholders are entitled to share, pro rata, in the net assets of their respective class Fund shares available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares.

Each share has one vote except that if a class is separately affected by a matter requiring shareholder vote, each class will vote separately on such matters. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. All consideration received by the Trust for shares of one of the Funds and/or classes and all assets in which such consideration is invested will belong to that Fund and/or class (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class.

PRINCIPAL SHAREHOLDERS. As of July 30, 2004, the following persons or entities owned of record, or were known to own beneficially, 5% or more of any Class of the outstanding shares of a Fund:

PRIMARY FUND:

              NAME AND ADDRESS                                CLASS      PERCENTAGE
              -------------------------------------------    -------     ----------
              AEIS Omnibus Acct                              Class R        18.6%
              733 Marquette Ave I9/692
              Minneapolis, MN 55440

              Ferris Baker Watts, Inc.                       Class R        11.1%
              Primary Omnibus Account
              8403 Colesville Road, #900
              Silver Spring, MD 20910

              National Financial Services LLC                Class R        11.1%
              For the benefit of Securities America, Inc.
              200 Liberty St., 1 World Financial Center
              New York, NY 10281

              NAME AND ADDRESS                              CLASS        PERCENTAGE
              -----------------------------------------    --------      ----------
              MCI, Inc.                                    Class 8           8.3%
              1133 19th St, NW
              Washington, DC 20036

              Applied Materials Inc.                       Class 12         19.5%
              2881 Scott Blvd
              Santa Clara, CA 95050

              Johnson & Johnson                            Class 12         25.6%
              1 Johnson & Johnson Plaza
              New Brunswick, NJ 08933

              Nissan North America                         Class 12         21.4%
              990 W. 190th St
              Torrance, CA 90502

              Solectron Corp.                              Class 12         24.2%
              847 Gibralter Drive
              Milpitas, CA 95035

              Wells Fargo Bank, NA                         Class 12          5.1%
              6th & Marquette
              Minneapolis, MN 55479

              Custodial Trust Co.                          Class 15         58.3%
              101 Carnegie Center
              Princeton, NJ 08540

              Primevest Financial Services                 Class 15         18.9%
              400 1st Street South, Suite 300
              St. Cloud, MN 56302

              Oclo, Inc.                                   Class 20         10.5%
              3350 South Grand Ave
              Los Angeles, CA 90007

              National Financial Services LLC              Class 25         23.6%
              For the Benefit of Securities America,
              Inc.
              200 Liberty St.,
              1 World Financial Center
              New York, NY 10281

              National Financial Services LLC              Class 35          100%
              For the Benefit of Securities America,
              Inc.
              200 Liberty St.,
              1 World Financial Center
              New York, NY 10281

              Joseph P Donlan                              Class 45          5.4%
              232 North Maple Ave
              Ridgewood, NJ 07450

              Republic National Bank                       Class 45         33.1%
              14604 Northwest Freeway
              Houston, TX

              Robert O Pan                                 Class 45          5.3%
              17 East 70th St
              NY, NY 10021

              NAME AND ADDRESS                              CLASS        PERCENTAGE
              -----------------------------------------    --------      ----------
              Mark Feldberg Property Trust                 Class 75          5.6%
              546 Aguajito
              Carmel, CA 93923

              Mary T Hockmeyer                             Class 75          5.2%
              8233 Burning Tree Rd
              Bethesda, MD 20817

              National Financial Services LLC              Class 70          100%
              For Securities America, Inc.
              200 Liberty St.,
              1 World Financial Center
              New York, NY 10281

              National Financial Services LLC              Class 95          100%
              For the Benefit of Securities America,
              Inc.
              200 Liberty St.,
              1 World Financial Center
              New York, NY 10281

U.S. GOVERNMENT FUND:

              NAME AND ADDRESS                              CLASS        PERCENTAGE
              -----------------------------------------    --------      ----------
              AEIS Omnibus Acct                            Class R          21.4%
              733 Marquette Ave I9/692
              Minneapolis, MN 55440

              Ferris Baker Watts, Inc.                     Class R          17.4%
              Primary Omnibus Account
              8403 Colesville Road, #900
              Silver Spring, MD 20910

              Commerce Insurance Company                   Class 8           5.9%
              211 Main St.
              Webster, MA 01570

              Great West Life & Annuity Insurance Co.      Class 8           9.9%
              8515 East Orchard Rd.
              Greenwood Village, CO 80111

              Montgomery County, MD                        Class 8           8.1%
              101 Monroe St.
              Rockville, MD 20850

              Take Two Interactive Software                Class 8           5.9%
              622 Broadway
              NY, NY 10012

              Texas Treasury Safekeeping Trust Co.         Class 8          24.3%
              208 E 10th St.
              Austin, TX 78701

              Wells Fargo Bank, NA                         Class 8           7.4%
              State of Nevada LGIP
              PO Box 1533
              Minneapolis, MN 55480

              NAME AND ADDRESS                              CLASS        PERCENTAGE
              -----------------------------------------    --------      ----------
              Wells Fargo Bank, NA                         Class 8          11.2%
              State of Nevada General Fund
              PO Box 1533
              Minneapolis, MN 55480

              Bay Area Rapid Transit                       Class 12        100.0%
              800 Madison St
              Oakland, CA 94607

              Reserve Management Corp.                     Class 15         50.0%
              1250 Broadway
              NY, NY 10001

              Resrv Partners                               Class 15         50.0%
              1250 Broadway
              NY, NY 10001

              National Discount Brokers                    Class 25         96.1%
              60 Wall St
              NY, NY 10005

              David W Schetter                             Class 45         99.8%
              126 Northgate Place
              Burr Ridge, IL 60527

              AEIS Omnibus Account                         Class TT         54.8%
              733 Marquette Ave 19/692
              Minneapolis, MN 55440

              Goodman Generations LLC                      Class TT         5.3%
              920 SW 6th Ave, STE 223
              Portland, OR 97204

U.S. TREASURY FUND:

              NAME AND ADDRESS                              CLASS        PERCENTAGE
              -----------------------------------------    --------      ----------
              AEIS Omnibus Acct                            Class R           9.1%
              733 Marquette Ave. I9/692
              Minneapolis, MN 55440

              Ferris Baker Watts, Inc.                     Class R           8.3%
              US Treasury Omnibus Account
              Silver Spring, MD  20910

              General Mills Cereals, LLC                   Class 8          26.7%
              PO Box 1113
              Minneapolis, MN 55440

              Stephens Inc.                                Class 8          61.4%
              111 Center St.
              Little Rock, AR 72201

              Stewart Title Guaranty Co.                   Class 8          11.5%
              1980 Post Oak Blvd. Suite 800
              Houston, TX 77056

              NAME AND ADDRESS                              CLASS        PERCENTAGE
              -----------------------------------------    --------      ----------
              Reserve Management Corp.                     Class 12        100.0%
              1250 Broadway
              NY, NY 10001

              Reserve Management Corp.                     Class 25        100.0%
              1250 Broadway
              NY, NY 10001

              Reserve Management Corp.                     Class 45        100.0%
              1250 Broadway
              NY, NY 10001

              WH Reaves & Co, Inc.                         Class TT         12.9%
              10 Exchange Place
              Jersey City, NJ 07302

              SEI Trust Co.                                Class TT         70.9%
              1735 Market St.
              Philadelphia, PA 19103

              Herzog Heine Geduld                          Class TT          8.5%
              222 Broadway
              NY, NY 10038

Any shareholder beneficially owning more than 25% of a Fund's outstanding shares, either directly or indirectly, may be considered a controlling person of the Fund. That shareholder's vote could have a more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

                              FINANCIAL STATEMENTS

The Primary Fund, U.S. Government Fund and U.S. Treasury Fund's audited Financial Statements for the fiscal year ended May 31, 2004 are incorporated into this SAI by reference to the Funds' Annual Report dated May 31, 2004. The Funds' Annual Report is available at no charge by calling 800-637-1700.

                                 CREDIT RATINGS

The following are the rating designations of certain short-term instruments and issuers and their respective meanings.

STANDARD & POOR'S ("S&P") Instruments with the greatest capacity for timely payment are rated A by S&P. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2. S&P ratings with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an "SP-1+" designation. SP-2,the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. ("Moody's") employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Moody's highest rating for short-term notes is MIG1/VMIG1; MIG-1/VMIG-1 denotes "superior credit quality", enjoying "highly reliable liquidity support' or "demonstrated broad-based access to the market for refinancing"; MIG2/VMIG2 denotes "strong credit quality" with margins of protection that are ample although not so large as MIG1/VMIG1.

FITCH RATINGS ("Fitch") employs the ratings F1 - F3 for short-term investment grade obligations. F1 denotes the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments. A "+" may be appended to an F1 rating class to denote any exceptionally strong credit feature. F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. F3 denotes fair credit quality. It indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Fitch Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Fitch Individual Ratings are assigned only to banks. 'A' denotes a very strong bank. Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment or prospects. 'B' denotes a strong bank. There are no major concerns regarding the bank. Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment or prospects. 'C' denotes an adequate bank, which, however, possesses one or more troublesome aspects. There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment or prospects.